UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21152

Nuveen Georgia Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report November 30, 2017

NKG
Nuveen Georgia Quality Municipal Income Fund

NMY
Nuveen Maryland Quality Municipal Income Fund

NMS
Nuveen Minnesota Quality Municipal Income Fund

NOM
Nuveen Missouri Quality Municipal Income Fund

NNC
Nuveen North Carolina Quality Municipal Income Fund

NPV
Nuveen Virginia Quality Municipal Income Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	11

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	16

Portfolios of Investments	22

Statement of Assets and Liabilities	66

Statement of Operations	68

Statement of Changes in Net Assets	70

Statement of Cash Flows	73

Financial Highlights	76

Notes to Financial Statements	85

Additional Fund Information	100

Glossary of Terms Used in this Report	101

Reinvest Automatically, Easily and Conveniently	103

NUVEEN	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Asset prices steadily climbed during 2017, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed’s job of managing interest rates in the years ahead.

Negotiations surrounding the budget showdown are in the forefront, as Congress debates the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children’s Health Insurance Program and immigration policy. In addition, the ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness during 2017 has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
January 22, 2018

4	NUVEEN

Portfolio Managers’ Comments

Nuveen Georgia Quality Municipal Income Fund (NKG)
Nuveen Maryland Quality Municipal Income Fund (NMY)
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Nuveen Missouri Quality Municipal Income Fund (NOM)
Nuveen North Carolina Quality Municipal Income Fund (NNC)
Nuveen Virginia Quality Municipal Income Fund (NPV)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Stephen J. Candido, CFA, and Christopher L. Drahn, CFA, discuss key investment strategies and the six-month performance of these six Nuveen Funds. Dan has managed the Nuveen Georgia and North Carolina Funds since 2007. Steve assumed portfolio management responsibility for the Maryland and Virginia Funds in 2016. Chris has managed the Missouri Fund since 2011 and assumed responsibility for the Minnesota Fund in 2016.

What key strategies were used to manage these Funds during the six-month reporting period ended November 30, 2017?

Investor confidence that the Federal Reserve would continue to raise the target federal funds rate sent short-term interest rates higher in this reporting period, while longer-term rates fluctuated in a range against a backdrop of low inflation expectations and robust demand for longer-dated bonds. As yields on the short end of the yield curve increased more than those on the long end, the yield curve flattened.

In this environment, our trading activity continued to focus on pursuing the Funds’ investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. While the supply available in each state varied, to the extent possible, the Funds’ positioning emphasized intermediate and longer maturities, lower rated credits

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.

NKG bought a mix of high- and middle-grade credit qualities across a number of sectors. We bought two health care credits and two utility bonds, which had mid-range credit ratings, and one local appropriation bond and one local general obligation (GO) bond, which had high grade credit ratings. All of the bonds we bought were intermediate maturities except for the two health care issues, which were longer-dated. Nearly all of the purchases in NKG were funded from the proceeds from called and maturing bonds. We sold one bond at a loss to buy a more attractive long-term opportunity.

NMY was an active buyer during the reporting period, participating in several new issues, including bonds issued for health care organization MedStar Health, continuing care retirement community (CCRC) Ingleside at King Farm, redevelopment project Howard County Downtown Columbia, Baltimore transit-oriented development Metro Centre at Owings Mills and regional transportation system Washington D.C. Metropolitan Transit Authority, which is dual exempt in both Maryland and Virginia. On the secondary market, the Maryland Fund bought Guam Section 30 bonds, which are backed by the revenue generated primarily from income taxes paid by U.S. military who live on the island, and industrial development revenue bonds for CNX Marine Terminals Inc. To fund these purchases, we used the cash from called and maturing bonds, as well as the proceeds from exiting several positions. NMY sold some hospital bonds, including Maryland Mercy Medical Center in Baltimore, which offered a low book yield and was sold at a loss to harvest a tax loss that can be used to offset future capital gains. We also took advantage of prevailing market conditions to sell some lower coupon structure bonds when prices were attractive to do so. NMY continued to reduce its exposure to insured Puerto Rico bonds during the reporting period. Despite the Commonwealth’s deteriorating outlook, we found opportunities to sell the Fund’s insured Puerto Rico bonds at reasonable prices relative to the credit risk profile and outlook. We also sold some of NMY’s American Airlines stock to buy municipal bonds. The Maryland Fund received American Airlines stock when the Fund’s holding of bonds issued by Puerto Rico Ports Authority for American Airlines was converted into equity as a result of a restructuring in bankruptcy after its merger with US Airways, which was completed in December 2013. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.

In NMS, our purchases were concentrated in the long end of the yield curve, namely 20- to 30-year maturities, from across the credit spectrum. Some of the larger buys in this reporting period included bonds issued for Bethel University, Fairview Health Services and St. Paul Park Presbyterian Homes. These additions were funded mainly with the proceeds from bonds that were called or maturing. We also trimmed the Minnesota Fund’s longer maturity, lower coupon bond structures to reallocate into higher coupon structures that we believed to be better long-term opportunities from a risk/reward standpoint. While we were generally comfortable with the Fund’s overall credit quality and sector positioning, NMS’s allocation to AA rated bonds declined somewhat as a result of call activity, the sale of lower coupon structures, and less buying of AA rated paper in this reporting period. Conversely, our purchases of single A rated bonds lifted the Fund’s weighting in the A rated category over this reporting period. On a sector basis, while the Fund’s weighting in U.S. guaranteed bonds did rise over this reporting period, the increase was due to refunding activity rather than active buying in the sector.

6	NUVEEN

NOM bought bonds primarily in the 15- to 30-year maturity range, including insured St. Louis Airport bonds, two lower investment grade health care credits (Cape Girardeau Southeast Missouri Hospital and Hannibal Regional Hospital) and two higher grade health care bonds (Mercy Health and BJC Health System). We added these names using the cash collected from called and maturing bonds, as well as from selling some small positions.

Buying in NNC was reasonably active throughout this reporting period. The North Carolina Fund purchased three health care credits, two higher quality local GOs, two public higher education bonds, two local appropriation bonds, one water and sewer issue and one state appropriation credit. Most of our purchases were in the intermediate range. We funded our buying almost entirely from maturity and call proceeds. We also sold a small position at a loss to reinvest the cash into a more attractive long-term opportunity.

We considered NPV to be well positioned heading into the reporting period, which was advantageous because new supply of the lower credit quality, higher yielding bonds that we favor was relatively light in Virginia during this reporting period. We bought bonds issued for Interstate 66 toll road, a new deal that came to market in this reporting period, which later rallied strongly and was a positive contributor to performance. Other new issues we added during this reporting period were AA rated Washington D.C. Metropolitan Transit Authority bonds and A rated Lynchburg Centra Health bonds. We also bought some high grade GOs and appropriation-backed bonds issued for Arlington County, Fairfax County and the city of Norfolk, to help keep the Fund fully invested. NPV had only one new issue purchase with a lower rating, a non-rated credit for Richmond Multi-family Housing.

Secondary market purchases included Marymount University and a CCRC, Suffolk VA United Church Homes. Marymount saw an upgraded outlook during the reporting period and the Suffolk VA United Church Homes operates three CCRC campuses and has enjoyed stabilized occupancy. We made NPV’s purchases using the proceeds from called and maturing bonds, as well as from selling some 3% coupon structures when prices were favorable to do so in the marketplace and selling some short-dated, high grade paper. Like the Maryland Fund, the Virginia Fund also trimmed its insured Puerto Rico exposure during the reporting period. Some of the Puerto Rico credits we sold were zero coupon bonds, which allowed us to buy longer duration bonds when possible (for example, Suffolk VA United Church Homes and bonds issued for Interstate 66 Toll Road) to help keep the Fund’s duration profile steady.

As of November 30, 2017, NKG, NMY and NPV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the six-month reporting period ended November 30, 2017?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended November 30, 2017. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes.

For the six-month reporting period ended November 30, 2017, the total return at common share NAV for NMY, NMS and NPV outperformed the return for their respective state’s S&P Municipal Bond Index as well as the national S&P Municipal Bond Index, while NOM outperformed the national S&P Municipal Bond Index but underperformed the S&P Municipal Bond Missouri Bond Index. NKG underperformed both the national S&P Municipal Bond Index and the S&P Municipal Bond Georgia Index, while NNC underperformed the S&P Municipal Bond Index but outperformed the S&P Municipal Bond North Carolina Index.

NUVEEN	7

Portfolio Managers’ Comments (continued)

The Funds’ performance was affected by duration and yield curve positioning, credit ratings allocations, sector allocations and credit selection. In addition, the use of regulatory leverage was a factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Duration and yield curve positioning was favorable across all six Funds in this reporting period. As the municipal yield curve flattened, short and short-intermediate bonds suffered negative returns while longer-intermediate and long bonds performed well. The six Funds held overweight allocations to the outperforming longer bonds, which contributed positively to performance. NKG, NMY, NNC and NPV also benefited, although to a lesser extent, from underweight allocations to the weaker-performing shorter maturity bonds.

Credit ratings allocation was also a positive driver of performance for the Funds in this reporting period. Lower rated bonds outperformed their high grade counterparts, and all six Funds continued to emphasize lower credit qualities over high quality bonds. NKG and NNC benefited most from their underweight allocations to AAA rated paper and overweight allocations to the single A bucket. NMY’s underweight to AAA, overweights to single A and BBB, and exposure to non-rated bonds added value. Most of the lower ratings buckets helped NMS, particularly single A, BBB, BB and non-rated. NOM was helped by overweights to BBB and BB rated bonds, as well as its underweight to AAA rated credits. NPV’s overweight to BBB rated bonds contributed the most, with a smaller boost from its single A exposure.

Sector allocations produced mixed results in this reporting period. Both NKG and NNC were hurt by the overall sector allocations. In the Georgia Fund, an overweight allocation to local GOs was detrimental, as was the Fund’s exposure to the health care sector. The North Carolina Fund benefited from an underweight to the public power sector, but the relative gain was offset by the Fund’s health care holdings, which detracted from performance. The other four Funds’ sector allocations were positive contributors to performance. NMY was aided by an underweight to GOs and overweight to health care. Non-rated bonds were also advantageous to the Maryland Fund, specifically two land-backed bonds (East Baltimore Research Park, a research campus near Johns Hopkins University, and Baltimore Harbor Point, a mixed-use waterfront development) that performed well in this reporting period. In addition, NMY’s exposure to housing bonds helped, as their longer durations benefited in the flattening yield curve environment. In NMS, an overweight to health care and an underweight to state GOs were the most beneficial, while NOM’s sector level outperformance was driven mainly by an overweight to health care. The largest positive sector contributor to NPV was the overweight to toll roads, followed by an underweight to GOs and an overweight to health care.

Looking at individual credit selection, NKG benefited the most from selections in higher coupon bonds offering mid-range credit quality and longer durations, while holdings in shorter dated, high grade paper detracted. NMY’s best performing holdings were CNX Marine Terminals Inc., several CCRCs (Vantage House, Charlestown Community and Oak Crest Village) and two land-backed bonds (East Baltimore Research Park and Baltimore Harbor Point), while selections in Virgin Islands paper, Puerto Rico bonds and any shorter dated, higher grade credits generally lagged. NMY and NPV held small positions in energy supplier FirstEnergy that performed well. The company seeks to exit the power generation business, which had increased uncertainty about its financial

8	NUVEEN

health, but the bonds rallied more recently, as the outlook brightened on talk of regulatory relief. NNC’s selections in shorter-dated, high quality paper underperformed, while longer-dated bonds with lower credit ratings performed well. Like NKG, NNC also benefited from its selection in bonds with higher coupon structures. NPV’s strongest performing credits included Marymount University bonds and our selection in Guam-issued bonds. Generally speaking, Puerto Rico bonds performed poorly, but the Puerto Rico holdings we sold were good performers for NPV.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.

In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan’s horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten-year term. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of November 2017, Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.

In mid-September 2017, Puerto Rico was severely impacted by two hurricanes within the span of just two weeks causing massive destruction. Rebuilding is expected to take months and some parts of Puerto Rico may need years to fully recover. Puerto Rico’s Oversight Board has said it will approve budgetary adjustments up to an amount of $1 billion to fund emergency relief efforts. Though it’s too early to accurately assess the long-term economic impact of the storms, recovering from the tragic damage caused by the hurricanes will likely prolong the restructuring process that was already underway under PROMESA.

In terms of Puerto Rico holdings, shareholders should note that NMY, NOM and NPV had exposure to Puerto Rico debt, 2.51%, 0.25% and 2.33%, respectively, at the end of the reporting period, consisting of mostly insured bonds. NKG, NMS and NNC did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.

NUVEEN	9

Portfolio Managers’ Comments (continued)

Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.

10	NUVEEN

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Regulatory leverage had a positive impact on the performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the performance of the Funds over the reporting period.

As of November 30, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Effective Leverage*	38.89%	37.57%	37.83%	35.95%	38.90%	36.56%
Regulatory Leverage*	36.47%	36.85%	37.83%	35.95%	38.90%	33.25%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of November 30, 2017, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

		Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NKG	$82,000,000	$—	$82,000,000
NMY	$197,000,000	$—	$197,000,000
NMS	$52,800,000	$—	$52,800,000
NOM	$18,000,000	$—	$18,000,000
NNC	$154,000,000	$—	$154,000,000
NPV	$128,000,000	$—	$128,000,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

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Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of November 30, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NKG	NMY	NMS	NOM	NNC	NPV
June 2017	$0.0470	$0.0525	$0.0635	$0.0560	$0.0440	$0.0460
July	0.0470	0.0525	0.0635	0.0560	0.0440	0.0460
August	0.0470	0.0525	0.0635	0.0560	0.0440	0.0460
September	0.0440	0.0500	0.0600	0.0530	0.0440	0.0460
October	0.0440	0.0500	0.0600	0.0530	0.0440	0.0460
November 2017	0.0440	0.0500	0.0600	0.0530	0.0440	0.0460
Total Distributions from Net Investment Income	$0.2730	$0.3075	$0.3705	$0.3270	$0.2640	$0.2760

Yields
Market Yield*	4.03%	4.76%	4.93%	4.24%	4.09%	4.29%
Taxable-Equivalent Yield*	5.95%	7.00%	7.60%	6.26%	6.01%	6.32%

*	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%, 32.0%, 35.1%, 32.3%, 32.0% and 32.1% for Georgia, Maryland, Minnesota, Missouri, North Carolina and Virginia, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. NMY, NMS and NPV had positive UNII balances while NKG, NOM and NNC had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

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COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NMS was authorized by the Securities and Exchange Commission (SEC) to issue additional common shares through an equity shelf program (Shelf Offering). Under this program NMS, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, the Fund was authorized to issue additional common shares as shown in the accompanying table.

NMS
Additional authorized common shares	500,000

During the current reporting period, NMS sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

NMS
Common shares sold through Shelf Offering	173,280
Weighted average premium to NAV per common share sold	5.02%

Refer to the Notes to Financial Statements, Note 4 - Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of November 30, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares cumulatively repurchased and retired	—	732,500	—	—	130,000	—
Common shares authorized for repurchase	1,055,000	2,335,000	570,000	235,000	1,640,000	1,795,000

During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

NMY
Common shares repurchased and retired	2,500
Weighted average price per common share repurchased and retired	$12.55
Weighted average discount per common share repurchased and retired	13.27%

OTHER COMMON SHARE INFORMATION

As of November 30, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common share NAV	$13.54	$14.44	$14.98	$13.69	$14.73	$14.33
Common share price	$13.11	$12.61	$14.61	$15.00	$12.90	$12.86
Premium/(Discount) to NAV	(3.18)%	(12.67)%	(2.47)%	9.57%	(12.42)%	(10.26)%
6-month average premium/(discount) to NAV	(4.62)%	(11.30)%	3.48%	11.84%	(10.89)%	(8.86)%

NUVEEN	13

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Georgia Quality Municipal Income Fund (NKG)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKG.

Nuveen Maryland Quality Municipal Income Fund (NMY)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMY.

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMS.

14	NUVEEN

Nuveen Missouri Quality Municipal Income Fund (NOM)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NOM.

Nuveen North Carolina Quality Municipal Income Fund (NNC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NNC.

Nuveen Virginia Quality Municipal Income Fund (NPV)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NPV.

NUVEEN	15

NKG
Nuveen Georgia Quality Municipal Income Fund
Performance Overview and Holding Summaries as of November 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKG at Common Share NAV	0.09%	5.85%	2.16%	4.23%
NKG at Common Share Price	0.80%	5.53%	1.79%	5.04%
S&P Municipal Bond Georgia Index	0.23%	4.29%	2.30%	4.01%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.1%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	159.7%
Floating Rate Obligations	(2.3)%
VMTP Shares, net of deferred offering costs	(57.4)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	24.6%
Tax Obligation/Limited	13.6%
U.S. Guaranteed	12.5%
Health Care	12.1%
Education and Civic Organizations	10.5%
Water and Sewer	10.1%
Utilities	8.8%
Transportation	7.3%
Other	0.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	20.9%
AA	53.5%
A	21.6%
BBB	2.4%
BB or Lower	0.0%
N/R (not rated)	1.6%
Total	100%

16	NUVEEN

NMY
Nuveen Maryland Quality Municipal Income Fund
Performance Overview and Holding Summaries as of November 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMY at Common Share NAV	0.67%	8.14%	2.53%	4.84%
NMY at Common Share Price	(1.28)%	7.59%	0.44%	5.26%
S&P Municipal Bond Maryland Index	0.02%	3.97%	2.15%	3.85%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.7%
Common Stocks	0.3%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	160.2%
Floating Rate Obligations	(1.8)%
VMTP Shares, net of deferred offering costs	(58.4)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	23.5%
Tax Obligation/Limited	14.6%
Tax Obligation/General	12.0%
U.S. Guaranteed	11.0%
Education and Civic Organizations	7.3%
Housing/Multifamily	5.4%
Transportation	5.2%
Water and Sewer	5.0%
Other	16.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	21.2%
AA	25.4%
A	21.6%
BBB	18.5%
BB or Lower	2.9%
N/R (not rated)	10.2%
N/A (not applicable)	0.2%
Total	100%

NUVEEN	17

NMS
Nuveen Minnesota Quality Municipal Income Fund
Performance Overview and Holding Summaries as of November 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMS at Common Share NAV	1.81%	9.11%	3.56%	6.35%
NMS at Common Share Price	(7.45)%	(5.48)%	1.11%	6.96%
S&P Municipal Bond Minnesota Index	0.31%	4.44%	2.40%	4.19%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	160.6%
Other Assets Less Liabilities	0.2%
Net Assets Plus VMTP Shares, net of deferred offering costs	160.8%
VMTP Shares, net of deferred offering costs	(60.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	17.1%
Health Care	17.1%
Utilities	13.6%
U.S. Guaranteed	11.8%
Tax Obligation/General	10.5%
Long-Term Care	9.1%
Tax Obligation/Limited	7.9%
Other	12.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.7%
AA	27.1%
A	27.2%
BBB	8.6%
BB or Lower	7.1%
N/R (not rated)	15.3%
Total	100%

18	NUVEEN

NOM
Nuveen Missouri Quality Municipal Income Fund
Performance Overview and Holding Summaries as of November 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NOM at Common Share NAV	0.48%	6.37%	3.17%	5.19%
NOM at Common Share Price	(5.34)%	(9.57)%	1.96%	5.79%
S&P Municipal Bond Missouri Index	0.63%	5.31%	2.80%	4.51%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.7%
Other Assets Less Liabilities	4.8%
Net Assets Plus MFP Shares, net of deferred offering costs	155.5%
MFP Shares, net of deferred offering costs	(55.5)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	23.9%
Education and Civic Organizations	14.9%
Tax Obligation/Limited	14.9%
Long-Term Care	9.2%
Water and Sewer	9.0%
Tax Obligation/General	9.0%
U.S. Guaranteed	8.5%
Other	10.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.4%
AA	31.4%
A	28.4%
BBB	12.2%
BB or Lower	5.3%
N/R (not rated)	9.3%
Total	100%

NUVEEN	19

NNC
Nuveen North Carolina Quality Municipal Income Fund
Performance Overview and Holding Summaries as of November 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNC at Common Share NAV	0.09%	6.20%	2.66%	4.81%
NNC at Common Share Price	(1.00)%	3.33%	0.45%	5.04%
S&P Municipal Bond North Carolina Index	0.08%	3.94%	2.14%	4.06%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	159.1%
Other Assets Less Liabilities	4.6%
Net Assets Plus VMTP Shares, net of deferred offering costs	163.7%
VMTP Shares, net of deferred offering costs	(63.7)%
Net Assets	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	19.1%
Education and Civic Organizations	17.5%
Transportation	16.4%
Health Care	15.1%
Tax Obligation/Limited	12.8%
Water and Sewer	7.4%
Other	11.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	27.6%
AA	47.6%
A	15.2%
BBB	7.7%
BB or Lower	0.0%
N/R (not rated)	1.9%
Total	100%

20	NUVEEN

NPV
Nuveen Virginia Quality Municipal Income Fund
Performance Overview and Holding Summaries as of November 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPV at Common Share NAV	0.80%	8.04%	2.43%	4.88%
NPV at Common Share Price	(0.89)%	4.73%	0.00%	5.04%
S&P Municipal Bond Virginia Index	0.06%	4.77%	2.43%	3.97%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.8%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating Rate Obligations & VRDP Shares, net of deferred offering costs	152.3%
Floating Rate Obligations	(2.6)%
VRDP Shares, net of deferred offering costs	(49.7)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	24.6%
U.S. Guaranteed	14.3%
Tax Obligation/Limited	13.8%
Health Care	13.7%
Education and Civic Organizations	8.4%
Water and Sewer	4.6%
Consumer Staples	4.0%
Other	16.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.8%
AA	33.2%
A	12.1%
BBB	14.9%
BB or Lower	7.8%
N/R (not rated)	5.2%
Total	100%

NUVEEN	21

NKG
Nuveen Georgia Quality Municipal Income Fund
	Portfolio of Investments	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.1% (99.7% of Total Investments)
	MUNICIPAL BONDS – 157.1% (99.7% of Total Investments)
	Education and Civic Organizations – 16.5% (10.5% of Total Investments)
$700	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	2/18 at 100.00	A1	$702,065
1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured	7/21 at 100.00	AA	1,739,088
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	1,422,450
625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31	5/22 at 100.00	AA+	697,012
3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2015A, 5.000%, 3/15/36	3/26 at 100.00	A2	3,389,940
1,530	Gwinnett County Development Authority, Georgia, Revenue Bonds, Georgia Gwinnett College Student Housing Project, Series 2017B, 5.000%, 7/01/37	7/27 at 100.00	A+	1,763,723
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2013A, 5.000%, 10/01/43	10/23 at 100.00	AA+	3,388,470
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA+	2,336,740
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009, Tender Option Bond Trust 2015-XF0073:
730	15.243%, 9/01/32, 144A (IF)	9/19 at 100.00	AA+	898,455
1,150	15.267%, 9/01/35, 144A (IF)	9/19 at 100.00	AA+	1,400,343
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/30	10/22 at 100.00	Baa2	1,451,696
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	1,062,790
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A–	3,258,510
21,000	Total Education and Civic Organizations			23,511,282
	Health Care – 18.6% (11.8% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
205	5.250%, 12/01/22 (4), (5)	2/18 at 100.00	N/R	—
745	5.375%, 12/01/28 (4), (5)	12/17 at 100.00	N/R	—
715	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	6/20 at 100.00	AA–	772,386
	Project, Series 2010, 5.000%, 6/15/40
2,000	Development Authority of Fulton County Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	AA–	2,250,840
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System, Inc. Project, Series 2017A:
1,780	5.000%, 4/01/36	4/27 at 100.00	A	2,032,208
1,000	5.000%, 4/01/37	4/27 at 100.00	A	1,139,090
1,485	5.000%, 4/01/47	4/27 at 100.00	A	1,676,238
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
235	5.000%, 2/15/33	2/20 at 100.00	AA–	248,437
235	5.125%, 2/15/40	2/20 at 100.00	AA–	248,125
930	5.250%, 2/15/45	2/20 at 100.00	AA–	984,637

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2017B:
$3,000	5.500%, 2/15/42	2/27 at 100.00	AA–	$3,629,100
5,500	5.250%, 2/15/45	2/27 at 100.00	AA–	6,474,710
1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AA–	1,778,485
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
425	5.000%, 8/01/32	8/19 at 100.00	AA–	445,850
975	5.000%, 8/01/35	8/19 at 100.00	AA–	1,021,351
1,470	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/21 – AGM Insured	8/20 at 100.00	AA	1,589,335
2,300	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	2/18 at 100.00	A–	2,305,037
24,620	Total Health Care			26,595,829
	Housing/Multifamily – 0.9% (0.5% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 4.500%, 11/01/35	11/23 at 100.00	BBB+	1,219,315
	Tax Obligation/General – 38.8% (24.6% of Total Investments)
3,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates, Tanner Medical Center, Inc. Project, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	AA	3,397,860
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	2,217,800
530	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	2/18 at 100.00	AA+	531,267
1,000	Cherokee County School System, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/27	No Opt. Call	AA+	1,230,140
1,725	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Performing Arts Center, Refunding Series 2013, 5.000%, 1/01/21	No Opt. Call	AAA	1,900,277
2,000	DeKalb County, Georgia, General Obligation Bonds, Special Transportation, Parks and Greenspace and Libraries Tax District Series 2016, 5.000%, 12/01/27	12/26 at 100.00	Aa3	2,430,940
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project, Refunding Series 2017:
1,000	5.000%, 2/01/29 – AGM Insured	2/27 at 100.00	AA	1,187,270
650	5.000%, 2/01/35 – AGM Insured	2/27 at 100.00	AA	752,843
1,135	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2012B, 5.000%, 7/01/23	7/22 at 100.00	Aa2	1,279,372
2,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2016, 5.000%, 7/01/35	7/26 at 100.00	Aa2	2,302,500
3,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 4/01/44	4/25 at 100.00	AAA	3,434,250
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA	3,523,080
10	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	10,410
2,500	Georgia State, General Obligation Bonds, Refunding Series 2016E, 5.000%, 12/01/27	12/26 at 100.00	AAA	3,095,850
3,550	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/28	2/25 at 100.00	AAA	4,251,693
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013, 5.000%, 2/01/36	2/23 at 100.00	AAA	3,986,325
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37	2/24 at 100.00	Aa3	1,666,935

NUVEEN	23

NKG	Nuveen Georgia Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$3,000	Henry County School District, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/27	8/26 at 100.00	AA+	$3,661,500
	Lamar County School District, Georgia, General Obligation Bonds, Series 2017:
1,205	5.000%, 3/01/32	9/27 at 100.00	Aa1	1,445,530
345	5.000%, 3/01/33	9/27 at 100.00	Aa1	411,906
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
302	5.500%, 7/15/23	7/21 at 100.00	N/R	305,214
601	5.500%, 7/15/30	7/21 at 100.00	N/R	605,867
659	5.500%, 1/15/36	7/21 at 100.00	N/R	665,146
500	Paulding County, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/31	2/28 at 100.00	Aa1	611,010
3,000	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City Center Project, Series 2015, 5.000%, 5/01/47	5/26 at 100.00	Aaa	3,486,450
2,260	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,443,105
	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016:
1,000	5.000%, 8/01/30	2/26 at 100.00	Aa1	1,184,250
1,035	5.000%, 8/01/31	2/26 at 100.00	Aa1	1,219,841
2,000	Winder-Barrow Industrial Building Authority, Georgia, Revenue Bonds, City of Winder Project, Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured	12/21 at 100.00	A1	2,215,300
48,007	Total Tax Obligation/General			55,453,931
	Tax Obligation/Limited – 21.4% (13.6% of Total Investments)
	Atlanta and Fulton County Recreation Authority, Georgia, Revenue Bonds, Zoo Atlanta Parking Facility Project, Series 2017:
1,180	5.000%, 12/01/34	12/27 at 100.00	AA+	1,407,162
1,260	5.000%, 12/01/36	12/27 at 100.00	AA+	1,494,108
3,250	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	Aa3	3,777,995
	Atlanta Urban Redevelopment Agency, Georgia, Revenue Bonds, Downtown Parking Deck Project, Series 2017:
1,220	5.000%, 12/01/28	12/27 at 100.00	Aa1	1,502,747
1,230	5.000%, 12/01/29	12/27 at 100.00	Aa1	1,505,262
	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2007:
110	5.250%, 12/01/19 – AGC Insured	12/17 at 100.00	AA	110,342
350	5.250%, 12/01/20	12/17 at 100.00	AA	351,089
80	5.250%, 12/01/21 – AGC Insured	12/17 at 100.00	AA	80,245
1,080	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA	1,082,927
	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D:
1,200	5.000%, 1/01/30	1/27 at 100.00	A2	1,391,472
1,525	5.000%, 1/01/31	1/27 at 100.00	A2	1,761,772
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/41	7/23 at 100.00	A–	789,590
	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993:
90	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	A3	92,939
5,745	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	A3	6,493,286
405	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	A+	471,254
3,020	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	A3	3,250,064
	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009:
905	5.375%, 5/01/32 – AGC Insured	5/19 at 100.00	AA	946,675
1,165	5.500%, 5/01/38 – AGC Insured	5/19 at 100.00	AA	1,220,652
700	Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue Bonds, Series 2017A, 5.000%, 6/01/29	6/27 at 100.00	AA	840,504

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/41	7/26 at 100.00	AA+	$1,158,400
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	12/22 at 100.00	Aa2	901,085
27,050	Total Tax Obligation/Limited			30,629,570
	Transportation – 11.6% (7.3% of Total Investments)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2011B, 5.000%, 1/01/30 (Alternative Minimum Tax)	1/21 at 100.00	AA–	2,159,400
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	1/22 at 100.00	AA–	2,236,140
2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	AA–	3,083,947
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	AA–	2,994,004
3,750	5.000%, 1/01/34	1/24 at 100.00	AA–	4,339,350
1,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	Baa3	1,720,785
14,635	Total Transportation			16,533,626
	U.S. Guaranteed – 19.6% (12.5% of Total Investments) (6)
1,760	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35 (Pre-refunded 6/15/19)	6/19 at 100.00	Aa2 (6)	1,856,800
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (6)	1,592,595
265	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (6)	281,411
5,100	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	AA (6)	5,223,216
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	Aa1 (6)	678,642
	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,000	5.000%, 6/01/32 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (6)	1,018,420
275	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (6)	280,066
1,725	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (6)	1,756,775
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
765	5.000%, 2/15/33 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (6)	820,401
765	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (6)	822,459
3,015	5.250%, 2/15/45 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (6)	3,249,567
	Georgia Higher Education Facilities Authority, Revenue Bonds, USG Real Estate Foundation I LLC Project, Series 2008:
25	6.000%, 6/15/28 (Pre-refunded 6/15/18)	6/18 at 100.00	AA (6)	25,622
125	6.000%, 6/15/28 (Pre-refunded 6/15/18)	6/18 at 100.00	AA (6)	128,109
1,000	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,037,060
4,900	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18) (UB)	2/18 at 100.00	AAA	4,928,567
445	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa2 (6)	455,693
825	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured (ETM)	No Opt. Call	N/R (6)	880,168
1,000	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa1 (6)	1,041,830

NUVEEN	25

NKG	Nuveen Georgia Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek Reservoir Project, Series 2008:
$1,280	5.000%, 2/01/38 (Pre-refunded 2/01/18) – AGM Insured	2/18 at 100.00	A2 (6)	$1,287,667
695	5.000%, 2/01/38 (Pre-refunded 2/01/18) – AGM Insured	2/18 at 100.00	A2 (6)	699,163
27,065	Total U.S. Guaranteed			28,064,231
	Utilities – 13.8% (8.8% of Total Investments)
1,750	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017, 5.000%, 3/01/33	3/27 at 100.00	A	2,052,173
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	3,289,320
1,005	Georgia Municipal Electric Authority, Project One Revenue Bonds, Subordinated Series 2007A-2, 5.000%, 1/01/25	2/18 at 100.00	A	1,007,804
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
1,055	5.000%, 3/15/20	No Opt. Call	A	1,128,607
1,300	5.000%, 3/15/21	No Opt. Call	A	1,423,630
1,500	5.000%, 3/15/22	No Opt. Call	A	1,669,335
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
950	5.000%, 3/15/18	No Opt. Call	A+	959,785
2,000	5.000%, 3/15/22	No Opt. Call	A+	2,236,200
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A, 0.000%, 1/01/32	No Opt. Call	A	929,400
	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A:
2,000	5.000%, 1/01/28	7/26 at 100.00	A	2,348,300
2,260	5.000%, 1/01/30 – BAM Insured	7/26 at 100.00	AA	2,642,279
18,320	Total Utilities			19,686,833
	Water and Sewer – 15.9% (10.1% of Total Investments)
260	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.750%, 11/01/30 – AGM Insured	No Opt. Call	AA	349,994
5	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	5,117
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31	5/24 at 100.00	AA+	580,000
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	AA+	583,520
	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B:
6,000	5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	7,320,480
300	5.000%, 10/01/35 – AGM Insured	10/26 at 100.00	AA	353,076
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	5,949,468
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA	1,122,500
825	Milledgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	884,796
	Oconee County, Georgia, Water and Sewer Revenue Bonds, Series 2017A:
155	5.000%, 9/01/35	9/27 at 100.00	AA	184,038
535	5.000%, 9/01/37	9/27 at 100.00	AA	629,727
2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/30	1/24 at 100.00	AA	2,283,780
2,315	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek Reservoir Project, Series 2016, 4.000%, 2/01/38	2/26 at 100.00	Aa2	2,455,521
19,745	Total Water and Sewer			22,702,017
$201,647	Total Long-Term Investments (cost $216,631,435)			224,396,634

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)
	MUNICIPAL BONDS – 0.4% (0.3% of Total Investments)
	Health Care – 0.4% (0.3% of Total Investments)
$665	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 2016, 6.500%, 4/30/17 (4), (5)	No Opt. Call	N/R	$581,531
$665	Total Short-Term Investments (cost $665,000)			581,531
	Total Investments (cost $217,296,435) – 157.5%			224,978,165
	Floating Rate Obligations – (2.3)%			(3,245,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (57.4)% (7)			(81,988,245)
	Other Assets Less Liabilities – 2.2%			3,088,797
	Net Assets Applicable to Common Shares – 100%			$142,833,717

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S.Government or agency.
(7)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 36.4%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	27

NMY	Nuveen Maryland Quality Municipal Income Fund
	Portfolio of Investments	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 157.7% (99.8% of Total Investments)
	Consumer Discretionary – 3.0% (1.9% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$2,800	5.000%, 9/01/39	9/27 at 100.00	BBB–	$3,144,008
3,350	5.000%, 9/01/42	9/27 at 100.00	BBB–	3,752,770
1,685	5.000%, 9/01/46	9/27 at 100.00	BBB–	1,881,707
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	2/18 at 100.00	N/R	1,200,000
9,835	Total Consumer Discretionary			9,978,485
	Consumer Staples – 6.4% (4.1% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,695	5.875%, 6/01/30	1/18 at 100.00	B–	1,614,132
595	5.875%, 6/01/47	1/18 at 100.00	B–	566,743
210	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	209,296
13,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	1/18 at 100.00	N/R	1,897,610
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
1,970	5.250%, 6/01/32	1/18 at 100.00	N/R	1,969,961
2,915	5.625%, 6/01/47	1/18 at 100.00	N/R	2,844,603
2,000	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	2,196,560
100	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	1/18 at 100.00	B3	95,191
3,270	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	2/18 at 100.00	Ba1	3,181,645
2,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37	1/18 at 100.00	BB+	2,004,920
1,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	1/18 at 100.00	BBB–	1,502,820
615	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/18 at 100.00	A3	616,113
2,850	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,899,561
32,720	Total Consumer Staples			21,599,155
	Education and Civic Organizations – 11.6% (7.3% of Total Investments)
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	767,256
2,300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	A–	2,634,972
265	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A, 5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	271,333
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2008A:
2,000	5.000%, 7/01/18	No Opt. Call	AA+	2,042,700
530	5.250%, 7/01/38	7/18 at 100.00	AA+	542,163

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2012A:
$1,145	5.000%, 7/01/30	7/22 at 100.00	AA+	$1,300,354
1,050	5.000%, 7/01/37	7/22 at 100.00	AA+	1,192,464
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	563,830
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,658,369
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39	10/22 at 100.00	A	1,376,825
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014:
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,424,712
1,000	4.000%, 10/01/45	10/24 at 100.00	A	1,036,230
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	6/22 at 100.00	Baa1	1,643,685
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,231,990
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2016:
175	5.000%, 6/01/36	6/26 at 100.00	Baa1	198,795
2,500	4.000%, 6/01/42	6/26 at 100.00	Baa1	2,547,325
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2017:
525	5.000%, 6/01/35	6/26 at 100.00	Baa1	596,248
1,000	5.000%, 6/01/42	6/26 at 100.00	Baa1	1,117,970
745	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/19 at 100.00	BB+	759,960
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/29	7/22 at 100.00	A+	695,000
6,000	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	A+	6,364,920
3,870	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Refunding Series 2017B, 5.000%, 4/01/20	No Opt. Call	AA+	4,168,106
36,305	Total Education and Civic Organizations			39,135,207
	Energy – 0.7% (0.4% of Total Investments)
2,310	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB–	2,435,941
	Health Care – 37.2% (23.5% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
990	4.000%, 7/01/32	7/25 at 100.00	BBB	1,006,167
2,470	4.250%, 7/01/35	7/25 at 100.00	BBB	2,531,058
1,500	5.000%, 7/01/45	7/25 at 100.00	BBB	1,627,755
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B:
250	5.000%, 7/01/34	7/27 at 100.00	Baa3	277,060
4,820	5.000%, 7/01/38	7/27 at 100.00	Baa3	5,292,649
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa3	1,528,159
375	6.125%, 1/01/36	1/22 at 100.00	Baa3	418,102
3,270	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	3,714,720

NUVEEN	29

NMY	Nuveen Maryland Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System Issue, Series 2012, 5.000%, 7/01/24	7/22 at 100.00	A	$1,535,920
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Health System Issue, Refunding Series 2013, 5.000%, 7/01/38	7/23 at 100.00	A	2,184,980
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A1	1,053,330
1,775	5.000%, 7/01/37	7/22 at 100.00	A1	1,936,436
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	7/22 at 100.00	Baa1	4,460,151
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40	5/25 at 100.00	AA–	2,591,375
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2011A:
500	5.000%, 5/15/25	5/21 at 100.00	AA–	556,970
500	5.000%, 5/15/26	5/21 at 100.00	AA–	556,790
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	A+	3,397,290
1,075	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2017, 5.000%, 7/01/34	7/27 at 100.00	A+	1,249,849
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,500	4.000%, 7/01/35	7/25 at 100.00	A+	1,573,950
1,125	5.000%, 7/01/40	7/25 at 100.00	A+	1,268,302
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	3,077,667
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/38	2/25 at 100.00	A	2,808,150
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A:
5,000	5.000%, 5/15/42	5/27 at 100.00	A	5,637,400
1,000	5.000%, 5/15/45	5/27 at 100.00	A	1,124,900
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	3,070,419
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB	99,153
1,350	5.000%, 7/01/38	7/26 at 100.00	BBB	1,482,070
585	4.000%, 7/01/42	7/26 at 100.00	BBB	589,639
7,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	8,206,125
4,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2017MD, 5.000%, 12/01/46	6/27 at 100.00	AA–	4,899,256
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
11,500	5.000%, 7/01/43	7/22 at 100.00	A	12,556,160
4,665	4.000%, 7/01/43	7/22 at 100.00	A	4,833,080
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35	7/25 at 100.00	A	1,135,320
5,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39	7/27 at 100.00	A	6,247,615
12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/34	7/24 at 100.00	BBB	13,567,242
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	AA–	8,896,800

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
$2,000	5.000%, 12/01/44	6/25 at 100.00	AA–	$2,256,960
6,000	4.000%, 12/01/44	6/25 at 100.00	AA–	6,232,620
114,715	Total Health Care			125,481,589
	Housing/Multifamily – 8.5% (5.4% of Total Investments)
1,970	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory put 1/01/27)	1/20 at 102.00	AA+	2,101,143
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,549,920
2,550	5.000%, 6/01/44	6/24 at 100.00	A+	2,761,497
1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments, Series 2016, 4.000%, 6/01/46	6/26 at 100.00	A+	1,912,694
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013:
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,357,840
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,184,860
2,110	Maryland Community Development Administration, Multifamily Housing Revenue Bonds, Princess Anne Apartments, Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)	12/17 at 100.00	Aaa	2,111,899
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017:
1,100	5.000%, 7/01/36	7/27 at 100.00	BBB	1,231,329
470	5.000%, 7/01/37	7/21 at 100.00	BBB	504,103
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	541,070
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	528,980
1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/33	7/22 at 100.00	BBB–	1,594,965
495	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39	7/25 at 100.00	BBB–	542,985
1,385	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured	2/18 at 100.00	AA	1,379,612
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
875	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	AA	1,027,530
240	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	280,843
2,405	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,776,861
780	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	898,700
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.875%, 7/01/39	7/24 at 100.00	Aaa	1,535,460
26,740	Total Housing/Multifamily			28,822,291
	Housing/Single Family – 4.9% (3.1% of Total Investments)
3,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2009B, 4.750%, 9/01/39	9/18 at 100.00	Aa2	3,039,150
2,385	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36	3/26 at 100.00	Aa2	2,419,511
2,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014A, 4.300%, 9/01/32	9/23 at 100.00	Aa2	2,507,042
	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	Aa2	3,069,810
1,165	3.750%, 3/01/39	3/24 at 100.00	Aa2	1,190,397

NUVEEN	31

NMY	Nuveen Maryland Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	$1,032,420
1,500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35	9/25 at 100.00	Aa2	1,544,475
200	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax) (UB)	3/18 at 100.00	Aa2	200,299
1,500	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage Revenue Bonds, Series 2017A, 3.650%, 7/01/37	7/26 at 100.00	Aa2	1,537,935
16,115	Total Housing/Single Family			16,541,039
	Industrials – 1.9% (1.2% of Total Investments)
5,895	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	6,275,581
	Long-Term Care – 6.5% (4.1% of Total Investments)
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
2,220	5.000%, 1/01/37	1/26 at 100.00	N/R	2,512,441
1,000	3.625%, 1/01/37	1/26 at 100.00	N/R	1,009,410
2,050	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	2,209,285
1,290	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2016, 5.000%, 4/01/46	4/27 at 100.00	N/R	1,322,779
1,710	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2017, 5.000%, 4/01/36	4/27 at 100.00	N/R	1,779,717
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2016A:
2,125	5.000%, 1/01/36	7/26 at 100.00	N/R	2,440,733
4,090	5.000%, 1/01/45	7/26 at 100.00	N/R	4,638,183
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	2/18 at 100.00	A–	2,482,554
1,050	Prince George’s County, Maryland, Revenue Bonds, Collington Episcopal Life Care Community Inc., Series 2017, 5.250%, 4/01/37	4/27 at 100.00	N/R	1,125,905
1,000	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Refunding Series 2017, 5.000%, 11/01/35	11/24 at 103.00	N/R	1,107,070
1,000	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Series 2017A-1, 5.000%, 11/01/37	11/24 at 103.00	N/R	1,103,810
200	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B, 5.000%, 11/01/47	11/24 at 103.00	N/R	218,310
20,215	Total Long-Term Care			21,950,197
	Tax Obligation/General – 19.0% (12.0% of Total Investments)
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2017A:
1,000	5.000%, 10/15/32	10/27 at 100.00	AA	1,206,630
1,000	5.000%, 10/15/33	10/27 at 100.00	AA	1,201,810
2,000	Howard County, Maryland, General Obligation Bonds, Consolidated Public Improvement Project, Series 2017A, 5.000%, 2/15/23	No Opt. Call	AAA	2,320,440
3,100	Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, Refunding Series 2014A, 5.000%, 2/15/23	2/22 at 100.00	AAA	3,504,581
5,240	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured	No Opt. Call	AA	3,541,087
1,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2016, 5.000%, 6/01/20	No Opt. Call	AAA	1,083,490

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$6,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Refunding First Series 2017C, 5.000%, 8/01/20	No Opt. Call	AAA	$6,532,020
1,500	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2011B, 5.000%, 8/01/18	No Opt. Call	AAA	1,537,245
4,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/21	No Opt. Call	AAA	4,473,720
3,500	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2017A, 5.000%, 8/01/25	No Opt. Call	AAA	4,253,130
1,715	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2014A, 5.000%, 11/01/18	No Opt. Call	AAA	1,772,418
4,000	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2015A, 5.000%, 7/01/18	No Opt. Call	AAA	4,085,880
4,930	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured	No Opt. Call	AA	1,939,216
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014A:
3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	3,285,300
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,265,830
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/40 – AGM Insured	No Opt. Call	AA	6,301,342
	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
5,000	5.000%, 6/01/27	6/26 at 100.00	AAA	6,113,650
3,400	5.000%, 6/01/35	6/26 at 100.00	AAA	4,015,332
1,645	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2015, 5.000%, 6/01/23	No Opt. Call	AAA	1,920,011
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/50	8/25 at 35.55	Aaa	1,851,290
77,015	Total Tax Obligation/General			64,204,422
	Tax Obligation/Limited – 23.0% (14.6% of Total Investments)
990	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	1,018,205
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	A+	1,347,888
60	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/18 at 100.00	A3	60,123
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
525	5.000%, 6/15/30	6/24 at 100.00	BBB+	586,189
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	469,493
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A:
1,270	4.500%, 9/01/33	9/27 at 100.00	N/R	1,329,106
240	5.000%, 9/01/38	9/27 at 100.00	N/R	258,588
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
1,895	5.000%, 6/01/36	6/26 at 100.00	N/R	1,969,379
250	5.125%, 6/01/43	6/26 at 100.00	N/R	260,568
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
56	5.600%, 7/01/20 – RAAI Insured	2/18 at 100.00	AA	56,174
450	5.700%, 7/01/29 – RAAI Insured	2/18 at 100.00	AA	451,431

NUVEEN	33

NMY	Nuveen Maryland Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
$5,350	5.000%, 7/01/30	7/20 at 100.00	A–	$5,784,420
2,355	5.000%, 7/01/40	7/20 at 100.00	A–	2,504,543
2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/34	11/25 at 100.00	A	2,187,760
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
500	5.000%, 1/01/31	1/22 at 100.00	A	530,545
1,000	5.250%, 1/01/36	1/22 at 100.00	A	1,069,940
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BBB+	1,128,810
280	5.000%, 12/01/24	No Opt. Call	BBB+	318,108
1,000	5.000%, 12/01/28	12/26 at 100.00	BBB+	1,133,830
2,275	5.000%, 12/01/32	12/26 at 100.00	BBB+	2,532,598
1,000	5.000%, 12/01/36	12/26 at 100.00	BBB+	1,100,270
1,420	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014, 6.100%, 2/15/44	2/24 at 100.00	N/R	1,464,091
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A:
1,500	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	1,518,150
1,400	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	1,423,548
750	4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	763,343
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	657,481
	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016:
2,125	5.000%, 7/01/31	7/25 at 100.00	N/R	2,224,429
1,640	5.000%, 7/01/34	7/25 at 100.00	N/R	1,696,350
355	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 4.500%, 7/01/44	1/27 at 100.00	N/R	364,305
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
7,045	5.000%, 5/01/33	5/26 at 100.00	AA	8,216,020
1,000	5.000%, 5/01/35	5/26 at 100.00	AA	1,158,100
5,100	5.000%, 5/01/46	5/26 at 100.00	AA	5,836,644
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/32	No Opt. Call	A–	1,055,160
320	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	319,021
6,197	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	2/18 at 100.00	N/R	6,218,999
2,303	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/18 at 100.00	N/R	2,308,873
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	C	1,102,761
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	2/18 at 100.00	AA	2,136,351
2,830	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	A3	648,438
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	A3	765,054
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	2,588,236
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/30, 144A	9/25 at 100.00	A	1,626,990
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/27 – FGIC Insured	2/18 at 100.00	A3	1,970,640

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A	10/24 at 100.00	AA	$2,380,762
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	1,078,387
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,155,460
76,406	Total Tax Obligation/Limited			77,775,561
	Transportation – 8.2% (5.2% of Total Investments)
110	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A, 5.250%, 7/01/21 – FGIC Insured	No Opt. Call	A1	116,148
520	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	590,543
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D:
2,000	5.000%, 9/30/28 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	2,336,660
1,270	5.000%, 9/30/31 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	1,458,125
5,825	5.000%, 3/31/46 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	6,511,127
2,200	5.000%, 3/31/51 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	2,446,752
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	1/18 at 100.00	N/R	1,303,588
1,000	5.000%, 7/01/34 – AMBAC Insured	1/18 at 100.00	N/R	1,002,700
445	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured	2/18 at 100.00	N/R	445,859
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
175	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	187,537
680	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	724,091
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	3,284,310
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
20	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/17 at 100.00	A3	21,057
70	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/17 at 100.00	A3	73,702
2,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33	7/27 at 100.00	AA–	2,393,260
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
1,500	5.000%, 7/01/29	7/27 at 100.00	AA–	1,827,525
2,500	5.000%, 7/01/30	7/27 at 100.00	AA–	3,031,600
24,615	Total Transportation			27,754,584
	U.S. Guaranteed – 17.3% (11.0% of Total Investments) (5)
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A:
1,000	5.000%, 10/15/29 (Pre-refunded 10/15/21)	10/21 at 100.00	AA (5)	1,122,490
1,200	5.000%, 10/15/30 (Pre-refunded 10/15/21)	10/21 at 100.00	AA (5)	1,346,988
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AA (5)	2,293,240
3,120	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (5)	3,644,503
2,375	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s University, Series 2006, 5.625%, 9/01/38 (Pre-refunded 1/12/18)	1/18 at 100.00	BB+ (5)	2,376,568
2,230	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Issue Series 2008, 5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	AAA	2,290,500

NUVEEN	35

NMY	Nuveen Maryland Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$2,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa3 (5)	$2,695,368
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	1,620,390
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	2,632,850
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010:
1,695	6.125%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	A (5)	1,919,842
5,070	6.250%, 1/01/45 (Pre-refunded 1/01/21)	1/21 at 100.00	A (5)	5,761,497
3,245	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	3,711,079
4,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA– (5)	4,806,089
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 6.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (5)	1,149,270
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (5)	570,315
4,155	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	4,380,533
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
7,075	5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (5)	7,099,055
3,950	6.000%, 1/01/43 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (5)	3,964,181
2,110	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009B, 5.000%, 8/15/21 (Pre-refunded 8/15/19)	8/19 at 100.00	AAA	2,232,528
1,100	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,233,254
1,610	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	1,706,214
54,330	Total U.S. Guaranteed			58,556,754
	Utilities – 1.5% (1.0% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22)	No Opt. Call	B1	1,977,900
1,300	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,435,603
	Guam Power Authority, Revenue Bonds, Series 2014A:
600	5.000%, 10/01/39	10/24 at 100.00	AA	661,488
575	5.000%, 10/01/44	10/24 at 100.00	AA	632,057
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	2/18 at 100.00	CCC	392,375
5,205	Total Utilities			5,099,423
	Water and Sewer – 8.0% (5.0% of Total Investments)
2,480	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B, 5.000%, 7/01/38	1/24 at 100.00	AA	2,790,174
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,187,880
	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A:
6,000	5.000%, 7/01/41 (UB)	1/27 at 100.00	AA–	6,947,040
2,000	5.000%, 7/01/46 (UB)	1/27 at 100.00	AA–	2,307,100
2,000	5.000%, 7/01/46, 144A	1/27 at 100.00	AA–	2,307,100

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$780	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA	$843,328
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A, 5.000%, 7/01/44	1/25 at 100.00	AA–	2,849,025
1,300	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A–	1,407,653
2,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,274,899
2,645	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	2,904,792
23,735	Total Water and Sewer			26,818,991
$526,156	Total Municipal Bonds (cost $512,080,819)			532,429,220

Shares	Description (1)	Value
	COMMON STOCKS – 0.3% (0.2% of Total Investments)
	Airlines – 0.3% (0.2% of Total Investments)
17,607	American Airlines Group Inc., (6)	$888,977
	Total Common Stocks (cost $453,869)	888,977
	Total Long-Term Investments (cost $512,534,688)	533,318,197
	Floating Rate Obligations – (1.8)%	(6,120,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (58.4)% (7)	(196,980,958)
	Other Assets Less Liabilities – 2.2%	7,364,667
	Net Assets Applicable to Common Shares – 100%	$337,581,906

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S.Government or agency.
(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(7)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 36.9%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	37

NMS
Nuveen Minnesota Quality Municipal Income Fund
	Portfolio of Investments	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 160.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 160.6% (100.0% of Total Investments)
	Consumer Staples – 0.9% (0.5% of Total Investments)
$700	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds,American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	6/20 at 100.00	BBB+	$745,773
	Education and Civic Organizations – 27.5% (17.1% of Total Investments)
50	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A, 5.000%, 7/01/36	7/24 at 102.00	N/R	50,730
830	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	12/20 at 102.00	BBB–	873,285
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.250%, 7/01/40	7/25 at 100.00	BB+	264,735
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.600%, 11/01/30	11/18 at 102.00	BB+	1,038,330
570	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 102.00	BB+	617,903
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A, 5.000%, 7/01/47	7/26 at 100.00	N/R	95,540
2,200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	BB+	2,237,950
1,575	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	N/R	1,556,053
1,425	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	BB	1,499,186
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017:
250	5.000%, 5/01/37	5/27 at 100.00	BBB–	279,833
1,500	5.000%, 5/01/47	5/27 at 100.00	BBB–	1,663,755
1,460	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017, 4.000%, 3/01/41	3/27 at 100.00	Aa2	1,545,556
305	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 4.000%, 3/01/43	3/26 at 100.00	Baa1	310,566
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 2012-7S, 3.250%, 5/01/36	5/21 at 100.00	Aa3	603,456
500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2016-8-N, 4.000%, 10/01/35	10/26 at 100.00	A1	536,895
2,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 5.000%, 10/01/39	10/19 at 100.00	A2	2,102,520
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB+	720,320
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB–	476,717
305	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary’s School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	326,493
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.250%, 9/01/32	9/20 at 101.00	BB+	502,040
1,100	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.375%, 9/01/31	9/21 at 100.00	BBB–	1,235,806

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
$360	5.300%, 7/01/45	7/25 at 100.00	BB	$375,016
510	5.375%, 7/01/50	7/25 at 100.00	BB	531,048
1,680	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	BB+	1,720,958
390	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43	3/23 at 100.00	BBB–	397,550
1,000	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	N/R	927,720
800	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB–	846,632
500	University of Minnesota, General Obligation Bonds, Series 2014B, 4.000%, 1/01/34	1/24 at 100.00	Aa1	533,295
22,915	Total Education and Civic Organizations			23,869,888
	Health Care – 27.4% (17.1% of Total Investments)
250	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016, 4.000%, 3/01/32	3/26 at 100.00	N/R	255,525
180	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017, 5.000%, 4/01/41	4/27 at 100.00	BBB	197,856
1,000	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/29	2/18 at 100.00	N/R	1,000,480
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
400	4.000%, 4/01/27	4/22 at 100.00	BBB	415,276
230	4.000%, 4/01/31	4/22 at 100.00	BBB	236,711
500	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 4.000%, 9/01/35	9/25 at 100.00	Baa1	513,725
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017:
200	5.000%, 5/01/31	5/27 at 100.00	Baa1	229,392
165	5.000%, 5/01/32	5/27 at 100.00	Baa1	188,527
300	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	313,965
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
265	4.000%, 11/15/40	11/25 at 100.00	A+	277,304
1,000	5.000%, 11/15/44	11/25 at 100.00	A+	1,130,830
3,750	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008E, 5.000%, 2/15/37 – AGC Insured	2/18 at 100.00	AA	3,769,574
710	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A, 4.400%, 12/01/33	12/20 at 100.00	N/R	710,192
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C:
240	4.500%, 12/01/25	12/20 at 100.00	N/R	246,278
190	4.750%, 12/01/27	12/20 at 100.00	N/R	195,710
160	5.000%, 12/01/28	12/20 at 100.00	N/R	164,834
310	5.400%, 12/01/33	12/20 at 100.00	N/R	319,827
30	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	A1	32,237
535	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2016A, 4.000%, 5/01/37	5/26 at 100.00	A1	566,362
4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35	7/25 at 100.00	A+	4,172,879

NUVEEN	39

NMS	Nuveen Minnesota Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$800	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	$860,568
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
245	4.000%, 11/15/36	11/27 at 100.00	A+	257,527
240	4.000%, 11/15/37	11/27 at 100.00	A+	251,650
3,200	4.000%, 11/15/43	11/27 at 100.00	A+	3,347,071
1,435	5.000%, 11/15/47	11/27 at 100.00	A+	1,655,129
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	2/18 at 100.00	N/R	1,001,610
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
765	4.000%, 9/01/31	9/24 at 100.00	A	803,717
630	5.000%, 9/01/34	9/24 at 100.00	A	697,442
22,730	Total Health Care			23,812,198
	Housing/Multifamily – 4.6% (2.9% of Total Investments)
1,700	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments Project, Series 2010, 4.500%, 6/01/26	6/20 at 100.00	Aaa	1,780,529
	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2011:
355	5.050%, 8/01/31	8/21 at 100.00	AA+	379,871
1,700	5.450%, 8/01/41	8/21 at 100.00	AA+	1,815,022
3,755	Total Housing/Multifamily			3,975,422
	Housing/Single Family – 1.9% (1.1% of Total Investments)
42	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	1/18 at 100.00	AA+	41,741
160	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.700%, 1/01/31	7/21 at 100.00	Aaa	168,854
140	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2008B, 5.650%, 7/01/33 (Alternative Minimum Tax)	1/18 at 100.00	AA+	143,048
485	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2009E, 5.100%, 1/01/40	7/19 at 100.00	AA+	496,548
65	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C, 3.900%, 7/01/43	1/23 at 100.00	AA+	65,777
50	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 3.500%, 1/01/32	7/24 at 100.00	AA+	51,334
180	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	185,557
465	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A, 3.200%, 7/01/30 (Alternative Minimum Tax)	1/27 at 100.00	AA+	460,955
1,587	Total Housing/Single Family			1,613,814
	Industrials – 2.4% (1.5% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1:
1,400	4.500%, 6/01/33	6/21 at 100.00	A+	1,465,338
600	4.750%, 6/01/39	6/21 at 100.00	A+	632,520
2,000	Total Industrials			2,097,858

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 14.6% (9.1% of Total Investments)
$805	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014, 5.125%, 11/01/49	11/24 at 100.00	N/R	$825,906
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 4.000%, 11/01/39	11/24 at 100.00	Baa1	389,447
500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	Baa1	520,575
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	3/20 at 100.00	N/R	878,964
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
175	5.250%, 1/01/40	1/23 at 100.00	N/R	182,016
850	5.250%, 1/01/46	1/23 at 100.00	N/R	881,731
500	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	505,345
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012, 4.750%, 11/15/28	11/22 at 100.00	N/R	1,355,873
750	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen Abiitan Mill City Project,Series 2015, 5.250%, 11/01/45	5/23 at 100.00	N/R	776,340
500	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc. Project, Refunding Series 2017A, 5.000%, 8/01/48	8/25 at 100.00	N/R	516,015
1,300	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 2.000%, 6/01/49	12/17 at 100.00	N/R	1,371,747
500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48	5/23 at 100.00	N/R	501,730
1,166	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	4/18 at 100.00	N/R	1,167,618
900	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	2/18 at 100.00	N/R	899,946
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	11/20 at 100.00	N/R	100,477
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
500	4.125%, 9/01/34	9/24 at 100.00	N/R	504,815
350	4.125%, 9/01/35	9/24 at 100.00	N/R	352,338
585	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	592,137
330	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	347,233
12,416	Total Long-Term Care			12,670,253
	Materials – 2.8% (1.8% of Total Investments)
2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax), 144A	10/22 at 100.00	BBB–	2,471,735
	Tax Obligation/General – 16.8% (10.5% of Total Investments)
1,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40	2/27 at 100.00	AA+	1,076,210
300	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation Bonds, School Building Series 2015A, 0.000%, 2/01/35	2/25 at 67.23	AA+	161,943
1,000	Cloquet Independent School District 94, Carlton and Saint Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36	2/25 at 100.00	Aa2	1,045,570
1,000	Delano Independent School District 879, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/35	2/26 at 100.00	Aa2	969,860

NUVEEN	41

NMS	Nuveen Minnesota Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Hermantown Independent School District 700, Minnesota, General Obligation Bonds, School Building Series 2015A:
$940	0.000%, 2/01/37	No Opt. Call	Aa2	$407,311
1,075	0.000%, 2/01/38	No Opt. Call	Aa2	443,513
1,500	Independent School District 2310 Sibley East, Minnesota, General Obligation School Building Bonds, Series 2015A, 4.000%, 2/01/40	2/25 at 100.00	Aa2	1,565,430
500	Little Falls Independent School District 482, Minnesota, General Obligation Bonds, Series 2016A, 2.625%, 2/01/37	8/26 at 100.00	Aa2	439,565
1,500	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/30	2/24 at 100.00	AA+	1,624,965
1,000	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/38 (WI/DD, Settling 12/06/17)	2/28 at 100.00	AA+	1,079,660
350	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A, 3.125%, 2/01/34	2/25 at 100.00	Aa2	348,450
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/45	2/26 at 100.00	AA+	1,061,440
280	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, School Building Series 2017A, 3.125%, 2/01/31	2/26 at 100.00	Aa2	283,928
1,000	Sartell Independent School District 748, Stearns County, Minnesota, General Obligation Bonds, School Building Capital Appreciation Series 2016B, 0.000%, 2/01/39	2/25 at 62.98	Aa2	469,070
1,605	Spring Lake Independent School District 16, Anoka County, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/35	2/26 at 100.00	Aa2	1,556,625
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2014A, 3.500%, 2/01/31	2/23 at 100.00	AAA	2,036,724
16,020	Total Tax Obligation/General			14,570,264
	Tax Obligation/Limited – 12.7% (7.9% of Total Investments)
1,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation, Series 2015A, 4.000%, 2/01/41	2/23 at 100.00	A+	1,035,320
1,600	Duluth Independent School District 709, Minnesota, Certificates of Participation, Capital Appreciation Series 2012A, 0.000%, 2/01/28 – AGM Insured	2/22 at 77.70	Aa2	1,096,144
125	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 4.000%, 3/01/30	3/23 at 100.00	N/R	126,173
500	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015, 5.000%, 3/01/29	3/24 at 100.00	N/R	520,615
2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA	2,464,819
1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015A, 3.750%, 2/01/36	2/25 at 100.00	A1	1,029,090
750	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B, 4.000%, 2/01/42	2/25 at 100.00	A1	779,318
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A:
145	5.000%, 2/01/32	2/25 at 100.00	A1	166,978
500	4.000%, 2/01/38	2/25 at 100.00	A1	512,820
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B:
455	4.875%, 4/01/30	4/23 at 100.00	N/R	462,671
895	5.250%, 4/01/43	4/23 at 100.00	N/R	904,272
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
500	5.000%, 9/01/26	3/20 at 102.00	N/R	525,925
500	5.000%, 3/01/29	3/20 at 102.00	N/R	523,375

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$800	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 3.750%, 11/01/33	11/24 at 100.00	A+	$829,576
11,000	Total Tax Obligation/Limited			10,977,096
	Transportation – 2.4% (1.5% of Total Investments)
1,600	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C, 5.000%, 1/01/46	1/27 at 100.00	AA–	1,853,920
225	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A+	232,103
1,825	Total Transportation			2,086,023
	U.S. Guaranteed – 19.0% (11.8% of Total Investments) (4)
390	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43 (Pre-refunded 6/01/20)	6/20 at 102.00	BBB– (4)	429,152
1,600	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.750%, 2/01/24 (Pre-refunded 2/01/18)	2/18 at 100.00	Aa2 (4)	1,607,872
2,675	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	2,808,375
1,000	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,018,930
	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A:
1,000	5.000%, 1/01/20 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AA (4)	1,002,810
1,000	5.000%, 1/01/21 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AA (4)	1,002,810
470	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30 (Pre-refunded 5/01/20)	5/20 at 100.00	Aaa	508,399
2,215	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,360,238
825	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	882,824
800	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A, 5.000%, 8/01/30 (Pre-refunded 8/01/18)	8/18 at 102.00	A+ (4)	835,192
580	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	A+ (4)	704,410
2,000	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1 (4)	2,210,560
1,000	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (4)	1,090,000
15,555	Total U.S. Guaranteed			16,461,572
	Utilities – 21.9% (13.6% of Total Investments)
500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A, 4.000%, 10/01/33	10/24 at 100.00	A2	526,215
965	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/35	10/26 at 100.00	A2	1,116,061
300	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	300,849
500	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/41	1/27 at 100.00	A–	572,080
1,170	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/42	12/26 at 100.00	Aa3	1,363,237
500	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3, 4.000%, 10/01/42	10/27 at 100.00	A–	524,860

NUVEEN	43

NMS	Nuveen Minnesota Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
$8,600	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	A+	$8,449,411
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	983,895
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	2,666,970
135	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	109,582
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A:
1,000	4.000%, 1/01/40	1/24 at 100.00	Aa3	1,037,670
1,200	5.000%, 1/01/46	1/24 at 100.00	Aa3	1,361,580
19,040	Total Utilities			19,012,410
	Water and Sewer – 5.7% (3.6% of Total Investments)
	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Series 2009B:
1,800	0.000%, 10/01/21	4/19 at 89.45	AA+	1,580,382
1,800	0.000%, 10/01/22	4/19 at 85.14	AA+	1,502,856
1,800	0.000%, 10/01/23	4/19 at 80.85	AA+	1,425,834
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	455,761
5,815	Total Water and Sewer			4,964,833
$138,008	Total Long-Term Investments (cost $133,877,076)			139,329,139
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (60.8)% (5)			(52,765,642)
	Other Assets Less Liabilities – 0.2%			192,845
	Net Assets Applicable to Common Shares – 100%			$86,756,342

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S.Government or agency.
(5)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 37.9%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

44	NUVEEN

NOM
Nuveen Missouri Quality Municipal Income Fund
	Portfolio of Investments	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.7% (100.0% of Total Investments)
	Consumer Staples – 4.0% (2.7% of Total Investments)
$1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,275,684
	Education and Civic Organizations – 22.5% (14.9% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	322,074
250	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	2/18 at 100.00	AA	250,730
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	458,052
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	819,825
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	643,740
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	820,142
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	694,739
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A–	568,446
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 6.500%, 10/01/35	10/18 at 103.00	BB+	740,747
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A, 4.000%, 10/01/42	10/25 at 100.00	AA–	1,047,190
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AA+	607,255
125	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Refunding Series 2017, 4.000%, 4/01/34	4/27 at 100.00	A2	130,844
100	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017, 4.500%, 10/01/40	10/23 at 100.00	N/R	98,869
6,650	Total Education and Civic Organizations			7,202,653
	Health Care – 36.0% (23.9% of Total Investments)
300	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016, 5.000%, 8/01/30	8/26 at 100.00	A	334,611
250	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36	3/27 at 100.00	BBB–	274,203
170	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Inc., Series 2017B, 4.400%, 12/01/34	12/25 at 100.00	N/R	169,194
250	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017, 5.000%, 10/01/47	10/27 at 100.00	BBB+	278,298
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	A–	216,466
315	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A–	343,485
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	1,038,120

NUVEEN	45

NOM	Nuveen Missouri Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	Baa1	$579,755
1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	1,889,868
415	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A, 5.000%, 11/15/32	11/25 at 100.00	A2	472,436
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	363,378
290	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42	11/22 at 100.00	AA–	299,727
300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 4.250%, 11/15/48	11/24 at 100.00	AA–	314,709
425	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C, 4.000%, 11/15/47	11/27 at 100.00	AA–	440,904
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	553,635
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 5.000%, 6/01/31	6/24 at 100.00	AA–	566,280
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke’s Health System, Series 2010A, 5.000%, 11/15/30	11/20 at 100.00	A+	2,145,759
500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46	11/25 at 100.00	N/R	503,245
720	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BB+	764,064
10,740	Total Health Care			11,548,137
	Housing/Single Family – 0.8% (0.5% of Total Investments)
240	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37	11/26 at 100.00	AA+	246,823
	Long-Term Care – 13.9% (9.2% of Total Investments)
190	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	186,987
250	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	250,033
500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	2/18 at 100.00	BBB–	501,270
100	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	N/R	105,876
475	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/32	2/18 at 100.00	BB+	475,546
250	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	8/24 at 100.00	BB+	266,070
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	271,955
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A:
250	5.000%, 2/01/35	2/24 at 100.00	BBB	270,315
500	5.000%, 2/01/44	2/24 at 100.00	BBB	534,910
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 5.000%, 2/01/46	2/26 at 100.00	N/R	271,960

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
$250	5.000%, 9/01/32	9/22 at 100.00	BBB+	$271,475
425	5.000%, 9/01/42	9/22 at 100.00	BBB+	455,294
430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BBB+	493,270
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	105,530
4,220	Total Long-Term Care			4,460,491
	Tax Obligation/General – 13.6% (9.0% of Total Investments)
500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	530,035
340	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation Bonds, Refunding Series 2015, 4.000%, 3/01/36	3/27 at 100.00	AA+	362,722
500	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/32	3/24 at 100.00	AA+	538,880
1,340	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,436,519
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA–	547,500
850	Saint Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Refunding Series 2017A, 4.000%, 3/01/30	3/26 at 100.00	AA	932,450
4,030	Total Tax Obligation/General			4,348,106
	Tax Obligation/Limited – 22.4% (14.9% of Total Investments)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	1,029,574
350	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	355,075
250	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 5.125%, 5/01/41	5/25 at 100.00	N/R	251,135
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	2/18 at 100.00	N/R	202,079
430	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	451,100
	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
180	4.875%, 3/01/33	3/23 at 100.00	BB+	182,270
115	5.000%, 3/01/38	3/23 at 100.00	BB+	115,941
485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project, Series 2011B, 4.350%, 12/01/23	12/21 at 100.00	Aa3	526,109
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	328,080
155	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26, 144A	No Opt. Call	N/R	160,379
110	Kansas City, Missouri, Special Obligation Bonds, Downtown Arena Project, Refunding & Improvement Series 2016E, 4.000%, 4/01/36	4/25 at 100.00	AA–	115,116
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA–	364,683
245	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Branson – Branson Landing Project, Series 2015A, 4.000%, 6/01/34	6/23 at 100.00	A	252,431

NUVEEN	47

NOM	Nuveen Missouri Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$55	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/18 at 100.00	A	$55,189
445	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	2/18 at 100.00	N/R	441,654
140	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	140,734
530	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	A3	121,439
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44, 144A	7/24 at 100.00	N/R	250,953
600	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	631,902
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
340	5.375%, 11/01/24	2/18 at 100.00	N/R	340,010
400	5.500%, 11/01/27	2/18 at 100.00	N/R	399,988
200	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	2/18 at 100.00	N/R	199,994
50	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	51,319
215	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	224,406
7,395	Total Tax Obligation/Limited			7,191,560
	Transportation – 5.5% (3.7% of Total Investments)
335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	381,743
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2017D:
220	5.000%, 7/01/34 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	252,824
100	5.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	114,564
1,000	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–	1,023,850
1,655	Total Transportation			1,772,981
	U.S. Guaranteed – 12.8% (8.5% of Total Investments) (4)
525	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA– (4)	557,309
600	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39 (Pre-refunded 3/01/18)	3/18 at 100.00	BBB (4)	606,762
345	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R (4)	368,746
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)	4/21 at 100.00	A2 (4)	663,732
1,140	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/18 at 100.00	N/R (4)	1,252,928
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	BBB+ (4)	114,332
500	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	547,955
3,810	Total U.S. Guaranteed			4,111,764

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 5.6% (3.7% of Total Investments)
$350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/32	1/25 at 100.00	A	$396,942
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	529,350
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
400	5.000%, 1/01/32	1/21 at 100.00	A2	428,676
425	5.000%, 1/01/37	1/21 at 100.00	A2	452,612
1,675	Total Utilities			1,807,580
	Water and Sewer – 13.6% (9.0% of Total Investments)
250	Camden County Public Water Supply District 4, Missouri, Certificates of Participation, Series 2017, 5.000%, 1/01/47	1/25 at 100.00	BBB+	263,218
475	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation, Series 2017, 4.000%, 12/01/37	12/24 at 100.00	A+	492,903
125	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	AAA	144,965
2,000	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	2,219,779
500	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	567,060
585	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016C, 5.000%, 12/01/32	12/25 at 100.00	AA	670,720
3,935	Total Water and Sewer			4,358,645
$45,405	Total Long-Term Investments (cost $45,695,152)			48,324,424
	MuniFund Preferred Shares, net of deferred offering costs – (55.5)% (5)			(17,805,820)
	Other Assets Less Liabilities – 4.8%			1,545,902
	Net Assets Applicable to Common Shares – 100%			$32,064,506

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S.Government or agency.
(5)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 36.8%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.

See accompanying notes to financial statements.

NUVEEN	49

NNC
Nuveen North Carolina Quality Municipal Income Fund
	Portfolio of Investments	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 159.1% (100.0% of Total Investments)
	Education and Civic Organizations – 27.8% (17.5% of Total Investments)
	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013:
$2,950	5.000%, 4/01/33	4/22 at 100.00	A–	$3,221,312
1,000	5.125%, 4/01/43	4/22 at 100.00	A–	1,089,360
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41	10/23 at 100.00	Aa2	5,633,050
2,310	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A, 5.000%, 10/01/29	4/26 at 100.00	Aa2	2,737,720
1,500	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured	4/21 at 100.00	AA	1,621,380
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014:
500	5.000%, 3/01/26	3/22 at 100.00	AA+	561,995
250	5.000%, 3/01/28	3/22 at 100.00	AA+	280,565
500	5.000%, 3/01/29	3/22 at 100.00	AA+	560,695
500	5.000%, 3/01/32	3/22 at 100.00	AA+	555,100
1,230	5.000%, 3/01/45	3/22 at 100.00	AA+	1,357,674
3,900	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Refunding Series 2016B, 5.000%, 7/01/42	10/26 at 100.00	AA+	4,596,696
1,605	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A, 5.000%, 10/01/55	10/25 at 100.00	AA+	1,832,140
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	A–	1,745,827
1,000	5.000%, 4/01/33	4/23 at 100.00	A–	1,116,480
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB	4,781,836
	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Refunding Series 2016:
5,000	4.000%, 1/01/37	7/26 at 100.00	AA	5,379,400
1,750	4.000%, 1/01/39	7/26 at 100.00	AA	1,877,313
	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
2,915	5.000%, 10/01/23	No Opt. Call	A3	3,333,157
3,070	5.000%, 10/01/24	No Opt. Call	A3	3,563,349
1,360	5.000%, 10/01/25	No Opt. Call	A3	1,592,859
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	2,282,741
290	University of North Carolina System, Pooled Revenue Bonds, Series 2005A, 5.000%, 4/01/22 – AMBAC Insured	2/18 at 100.00	A	290,832
800	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	914,656
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32	4/24 at 100.00	Aa3	2,391,906
1,175	5.000%, 4/01/33	4/24 at 100.00	Aa3	1,355,480
1,385	5.000%, 4/01/35	4/24 at 100.00	Aa3	1,590,728
2,735	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017, 5.000%, 10/01/47	10/27 at 100.00	Aa3	3,207,553
1,415	University of North Carolina, Greensboro, General Revenue Bonds, Refunding Series 2017, 5.000%, 4/01/31 (WI/DD, Settling 12/14/17)	4/28 at 100.00	Aa3	1,715,744

50	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
$1,000	5.000%, 4/01/32	4/24 at 100.00	Aa3	$1,163,170
3,065	5.000%, 4/01/39	4/24 at 100.00	Aa3	3,516,413
1,250	Western Carolina University, North Carolina, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	Aa3	1,437,263
59,545	Total Education and Civic Organizations			67,304,394
	Health Care – 24.0% (15.1% of Total Investments)
2,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	2,857,828
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43	1/22 at 100.00	AA–	5,781,563
2,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	2,199,060
4,295	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	BBB+	4,585,686
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 5.000%, 10/01/26	10/23 at 100.00	A+	578,800
2,700	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2017, 5.000%, 10/01/47	10/27 at 100.00	A+	3,055,725
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
4,750	5.250%, 11/01/40	11/20 at 100.00	AA–	5,215,785
5,000	5.000%, 11/01/43	11/20 at 100.00	AA–	5,447,350
2,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	2,932,778
2,750	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,880,983
2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear Valley Health System, Refunding Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	A–	2,624,019
1,250	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016D, 5.000%, 6/01/29	6/26 at 100.00	AA	1,499,850
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	2,214,480
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA–	2,233,620
3,515	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	3,893,566
1,125	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Refunding Series 2012B, 5.000%, 12/01/27	12/22 at 100.00	A	1,279,721
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	12/22 at 100.00	A	3,350,790
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	A+	2,283,520
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	3,223,234
52,870	Total Health Care			58,138,358

NUVEEN	51

NNC	Nuveen North Carolina Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.2% (0.7% of Total Investments)
	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003:
$535	5.150%, 1/01/22 (Alternative Minimum Tax)	7/18 at 100.00	N/R	$541,003
2,260	5.375%, 1/01/36 (Alternative Minimum Tax)	7/18 at 100.00	N/R	2,276,521
2,795	Total Housing/Multifamily			2,817,524
	Housing/Single Family – 0.7% (0.5% of Total Investments)
1,660	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	1,743,930
	Long-Term Care – 1.5% (0.9% of Total Investments)
2,690	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Deerfield Episcopal Retirement Community, Refunding First Mortgage Series 2016, 5.000%, 11/01/37	11/26 at 100.00	N/R	3,062,673
450	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	488,727
3,140	Total Long-Term Care			3,551,400
	Tax Obligation/General – 7.7% (4.8% of Total Investments)
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	Aa2	1,141,870
730	5.000%, 6/01/31	6/24 at 100.00	Aa2	831,229
	Charlotte, North Carolina, General Obligation Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/28	7/26 at 100.00	AAA	1,214,220
1,150	5.000%, 7/01/29	7/26 at 100.00	AAA	1,388,384
1,000	5.000%, 7/01/30	7/26 at 100.00	AAA	1,202,120
	Davidson County, North Carolina, General Obligation Bonds, Refunding Series 2016:
300	5.000%, 6/01/25	No Opt. Call	AA	360,480
1,450	5.000%, 6/01/27	No Opt. Call	AA	1,787,691
835	Durham, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 10/01/26	No Opt. Call	AAA	1,032,144
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,125,653
1,220	Guilford County, North Carolina, General Obligation Bonds, Public Improvement Series 2017B, 5.000%, 5/01/26	No Opt. Call	AAA	1,499,819
1,740	Guilford County, North Carolina, General Obligation Bonds, Refunding Series 2017, 5.000%, 3/01/27	No Opt. Call	AAA	2,161,811
1,000	Mecklenburg County, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/25	No Opt. Call	AAA	1,216,540
1,000	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/26	No Opt. Call	AAA	1,234,960
2,000	Wake County, North Carolina, Limited Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/35	12/26 at 100.00	AA+	2,352,840
15,475	Total Tax Obligation/General			18,549,761
	Tax Obligation/Limited – 20.3% (12.8% of Total Investments)
	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2014A:
1,085	5.000%, 6/01/33	6/24 at 100.00	AA+	1,250,115
1,600	5.000%, 6/01/34	6/24 at 100.00	AA+	1,837,280
2,405	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Refunding Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	2,446,318
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	2,358,335
2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series 2012B, 5.000%, 6/01/28	6/22 at 100.00	AA	2,312,640
500	Henderson County, North Carolina, Limited Obligation Bonds, Series 2015, 5.000%, 10/01/31	10/25 at 100.00	AA	585,610
783	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	807,492

52	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
$1,065	5.000%, 4/01/29	4/22 at 100.00	Aa3	$1,189,222
1,165	5.000%, 4/01/30	4/22 at 100.00	Aa3	1,298,334
1,000	5.000%, 4/01/31	4/22 at 100.00	Aa3	1,111,830
200	5.000%, 4/01/32	4/22 at 100.00	Aa3	221,756
	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C:
3,000	5.000%, 5/01/24	No Opt. Call	AA+	3,552,600
5,000	5.000%, 5/01/25	5/24 at 100.00	AA+	5,901,200
2,000	North Carolina State, Limited Obligation Bonds, Refunding Series 2017B, 5.000%, 5/01/28	5/27 at 100.00	AA+	2,454,460
8,065	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA	8,816,816
	Orange County Public Facilities Company, North Carolina, Limited Obligation Bonds, Refunding Series 2017:
1,500	5.000%, 10/01/26	No Opt. Call	AA+	1,827,105
200	5.000%, 10/01/27	No Opt. Call	AA+	246,448
150	5.000%, 10/01/28	10/27 at 100.00	AA+	183,656
400	5.000%, 10/01/30	10/27 at 100.00	AA+	483,908
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+	1,148,140
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
1,195	5.000%, 10/01/25	10/24 at 100.00	AA+	1,425,145
1,305	5.000%, 10/01/26	10/24 at 100.00	AA+	1,559,084
650	Rocky Mount, North Carolina, Special Obligation Bonds, Series 2016, 5.000%, 5/01/30	5/26 at 100.00	AA+	765,518
	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2017:
300	5.000%, 9/01/32	9/27 at 100.00	A1	355,077
1,250	4.000%, 9/01/35	9/27 at 100.00	A1	1,334,163
1,265	4.000%, 9/01/36	9/27 at 100.00	A1	1,344,720
1,000	4.000%, 9/01/37	9/27 at 100.00	A1	1,060,440
	Wayne County, North Carolina General Obligation Bonds, Limited Series 2017:
500	5.000%, 6/01/25	No Opt. Call	AA–	598,500
500	5.000%, 6/01/26	No Opt. Call	AA–	607,035
43,213	Total Tax Obligation/Limited			49,082,947
	Transportation – 26.1% (16.4% of Total Investments)
5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	AA–	5,357,650
10	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	AA–	10,817
1,425	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA–	1,570,208
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
2,865	5.000%, 7/01/27	7/24 at 100.00	AA–	3,393,965
3,000	5.000%, 7/01/28	7/24 at 100.00	AA–	3,543,750
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2017A:
1,365	5.000%, 7/01/42	7/27 at 100.00	Aa3	1,606,878
5,390	5.000%, 7/01/47	7/27 at 100.00	Aa3	6,325,378
1,400	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2011B, 5.000%, 7/01/36 (Alternative Minimum Tax)	7/21 at 100.00	AA–	1,524,474
10,000	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	10,714,897
2,725	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	2,884,958

NUVEEN	53

NNC	Nuveen North Carolina Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$515	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	$544,659
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation Series 2017C:
835	0.000%, 7/01/28	7/26 at 91.99	BBB–	556,194
800	0.000%, 7/01/30	7/26 at 83.69	BBB–	477,952
850	0.000%, 7/01/31	7/26 at 79.58	BBB–	480,046
2,400	0.000%, 7/01/33	7/26 at 71.99	BBB–	1,214,856
3,160	0.000%, 7/01/36	7/26 at 61.63	BBB–	1,353,238
3,100	0.000%, 7/01/37	7/26 at 58.52	BBB–	1,257,577
1,900	0.000%, 7/01/40	7/26 at 50.36	BBB–	658,274
400	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/47	7/26 at 100.00	BBB–	439,132
2,200	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017, 5.000%, 1/01/39 – AGM Insured	1/27 at 100.00	AA	2,511,564
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA	96,527
4,375	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA	2,562,525
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	1,289,978
2,380	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	1,268,397
7,575	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	3,715,159
1,470	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	690,430
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A:
2,490	5.000%, 5/01/26	5/20 at 100.00	Aa3	2,683,672
4,125	5.000%, 5/01/36	5/20 at 100.00	Aa3	4,403,438
74,205	Total Transportation			63,136,593
	U.S. Guaranteed – 30.4% (19.1% of Total Investments) (4)
3,100	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (4)	3,137,944
	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008:
425	5.000%, 8/01/28 (Pre-refunded 8/01/18)	8/18 at 100.00	AA+ (4)	435,408
1,005	5.000%, 8/01/35 (Pre-refunded 8/01/18)	8/18 at 100.00	AA+ (4)	1,029,612
4,950	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47 (Pre-refunded 1/15/18)	1/18 at 100.00	AA– (4)	4,971,384
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
3,860	5.000%, 2/01/36 (Pre-refunded 2/01/21)	2/21 at 100.00	AA (4)	4,257,541
1,250	5.000%, 2/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	AA (4)	1,378,738
8,600	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (Pre-refunded 6/01/21)	6/21 at 100.00	AAA	9,582,891
	Harnett County, North Carolina, Certificates of Participation, Series 2009:
1,000	5.000%, 6/01/28 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (4)	1,050,520
500	5.000%, 6/01/29 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (4)	525,260
2,225	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (4)	2,253,658
400	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+ (4)	415,728
555	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 (Pre-refunded 10/01/19) – AGM Insured	10/19 at 100.00	AA (4)	590,243
1,000	North Carolina Capital Facilities Finance Agency, General Revenue Bonds, Duke University, Series 2009B, 5.000%, 10/01/38 (Pre-refunded 4/01/19)	4/19 at 100.00	AA+ (4)	1,044,920

54	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B:
$100	6.000%, 1/01/22 (ETM)	No Opt. Call	AAA	$116,601
180	6.000%, 1/01/22 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	210,656
1,400	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,450,358
3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25 (Pre-refunded 7/01/22)	7/22 at 100.00	AAA	3,996,335
1,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	1,884,053
4,260	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)	No Opt. Call	Aaa	4,467,036
785	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	813,668
1,535	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2012B, 5.000%, 1/01/21 (ETM)	No Opt. Call	AAA	1,689,513
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
140	5.000%, 1/01/21 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	145,113
265	5.375%, 1/01/26 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	275,733
1,700	5.500%, 1/01/29 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	1,771,111
7,335	5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	7,661,258
750	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38 (Pre-refunded 4/01/18)	4/18 at 100.00	BBB (4)	761,955
1,210	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/23 (Pre-refunded 6/01/18) – NPFG Insured	6/18 at 100.00	A+ (4)	1,231,986
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009:
2,020	6.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (4)	2,151,724
1,020	6.000%, 6/01/36 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (4)	1,086,514
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011:
600	5.625%, 6/01/30 (Pre-refunded 6/01/20) – AGC Insured	6/20 at 100.00	AA (4)	658,602
2,100	5.750%, 6/01/36 (Pre-refunded 6/01/20) – AGC Insured	6/20 at 100.00	AA (4)	2,311,491
	University of North Carolina, System Pooled Revenue Bonds, Series 2009C:
1,000	5.250%, 10/01/28 (Pre-refunded 10/01/19)	10/19 at 100.00	A3 (4)	1,065,740
1,000	5.375%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	A3 (4)	1,067,980
5,100	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37 (Pre-refunded 1/01/20)	1/20 at 100.00	AA+ (4)	5,460,009
2,450	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	2,494,517
69,000	Total U.S. Guaranteed			73,445,800
	Utilities – 7.6% (4.8% of Total Investments)
1,040	Greenville, North Carolina, Combined Enterprise System Revenue Bonds, Series 2016, 5.000%, 4/01/26	No Opt. Call	Aa2	1,264,796
	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016:
1,110	5.000%, 3/01/24	No Opt. Call	A+	1,289,598
395	5.000%, 3/01/25	No Opt. Call	A+	464,891
1,330	5.000%, 3/01/28	3/26 at 100.00	A+	1,562,138
775	5.000%, 3/01/30	3/26 at 100.00	A+	900,914
1,710	5.000%, 3/01/32	3/26 at 100.00	A+	1,974,212
900	4.000%, 3/01/33	3/26 at 100.00	A+	959,157
5,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bond, Duke Energy Carolinas Project, Refunding Series 2008B, 4.625%, 11/01/40	11/20 at 100.00	Aa2	5,291,850
315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	325,953

NUVEEN	55

NNC	Nuveen North Carolina Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
$1,545	5.000%, 1/01/28	1/26 at 100.00	A	$1,829,543
1,500	5.000%, 1/01/32	1/26 at 100.00	A	1,741,695
760	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/30	7/26 at 100.00	A	896,177
16,380	Total Utilities			18,500,924
	Water and Sewer – 11.8% (7.4% of Total Investments)
1,145	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/25	4/22 at 100.00	AA–	1,291,675
	Buncombe County Metropolitan Sewerage District, North Carolina, Sewerage System Revenue Bonds, Refunding Series 2017:
800	5.000%, 7/01/28	7/27 at 100.00	Aaa	991,656
1,080	5.000%, 7/01/29	7/27 at 100.00	Aaa	1,327,212
2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA+	2,366,989
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
940	5.000%, 7/01/32	7/25 at 100.00	AAA	1,110,488
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,715,089
1,000	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,021,290
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/28	5/22 at 100.00	AA	1,736,684
3,040	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/33 – AGM Insured	6/25 at 100.00	AA	3,509,133
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A:
550	5.000%, 3/01/30	3/22 at 100.00	AAA	619,152
1,600	5.000%, 3/01/31	3/22 at 100.00	AAA	1,799,088
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A:
5,000	5.000%, 3/01/28	3/23 at 100.00	AAA	5,764,300
3,785	5.000%, 3/01/43	3/23 at 100.00	AAA	4,278,791
24,935	Total Water and Sewer			28,531,547
$363,218	Total Long-Term Investments (cost $366,350,551)			384,803,178
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (63.7)% (5)			(153,982,033)
	Other Assets Less Liabilities – 4.6%			11,034,136
	Net Assets Applicable to Common Shares – 100%			$241,855,281

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S.Government or agency.
(5)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 40.0%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
ETM	Escrowed to maturity.

See accompanying notes to financial statements.

56	NUVEEN

NPV
Nuveen Virginia Quality Municipal Income Fund
	Portfolio of Investments	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.8% (99.5% of Total Investments)
	MUNICIPAL BONDS – 150.8% (99.5% of Total Investments)
	Consumer Staples – 6.1% (4.0% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$560	5.250%, 6/01/32	1/18 at 100.00	N/R	$559,989
700	5.625%, 6/01/47	1/18 at 100.00	N/R	683,095
8,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	1/18 at 100.00	B–	7,874,029
6,645	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/21 at 100.00	B–	6,462,196
140	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/18 at 100.00	A3	140,253
16,180	Total Consumer Staples			15,719,562
	Education and Civic Organizations – 12.8% (8.4% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30	1/22 at 100.00	A1	1,665,485
	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2017:
1,105	4.000%, 1/01/37	1/27 at 100.00	A1	1,164,327
565	4.000%, 1/01/40	1/27 at 100.00	A1	593,069
580	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	2/18 at 100.00	B	548,100
1,600	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	1,496,944
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2017A, 4.000%, 6/01/37	6/27 at 100.00	Aa2	531,255
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,885,125
	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Refunding Series 2017A:
9,000	5.000%, 4/01/42 (UB) (4)	4/27 at 100.00	AAA	10,663,470
1,945	5.000%, 4/01/39	4/27 at 100.00	AAA	2,311,535
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,068,810
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
1,500	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	1,617,480
4,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	4,275,120
1,725	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	1,816,580
1,460	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	1,669,860
500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	BBB+	540,945
29,595	Total Education and Civic Organizations			32,848,105

NUVEEN	57

NPV	Nuveen Virginia Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 20.0% (13.2% of Total Investments)
$5,000	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	AA–	$5,310,100
2,145	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA	2,312,632
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	BBB+	3,653,876
1,060	Fairfax County Industrial Development Authority, Virginia, Health Care Revenue Bonds, Inova Health System Project, Series 2009A, 5.500%, 5/15/35	5/19 at 100.00	AA+	1,121,565
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	1,108,460
4,950	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	5,586,471
	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007:
1,080	5.250%, 6/15/18	No Opt. Call	A–	1,100,790
2,500	5.250%, 6/15/23	No Opt. Call	A–	2,853,025
155	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A	160,261
1,160	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured	No Opt. Call	A	1,235,423
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45, 144A	7/25 at 100.00	N/R	3,742,515
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A:
155	5.000%, 1/01/31	1/27 at 100.00	A	178,699
2,000	5.000%, 1/01/47	1/27 at 100.00	A	2,243,360
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,408,630
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A–	1,128,660
1,440	5.000%, 6/15/35	6/26 at 100.00	A–	1,608,221
1,360	4.000%, 6/15/37	6/26 at 100.00	A–	1,376,674
2,975	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	3,182,714
2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	2,565,768
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2015:
1,500	5.000%, 1/01/33	1/26 at 100.00	A+	1,715,160
1,000	5.000%, 1/01/35	1/26 at 100.00	A+	1,137,270
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,094,280
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,354,142
1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A+	1,089,921
47,080	Total Health Care			51,268,617
	Housing/Multifamily – 5.5% (3.6% of Total Investments)
805	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Arlington View Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Alternative Minimum Tax)	12/17 at 100.00	AA	806,143
1,000	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A	1/27 at 100.00	N/R	1,031,240

58	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$400	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	$418,208
530	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	556,760
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2012A, 3.625%, 3/01/32	3/21 at 100.00	AA+	1,022,960
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,000	3.500%, 3/01/35	3/24 at 100.00	AA+	1,007,810
1,000	3.625%, 3/01/39	3/24 at 100.00	AA+	1,016,500
900	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	929,781
2,750	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40	12/24 at 100.00	AA+	2,835,497
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B, 3.350%, 5/01/36	5/25 at 100.00	AA+	1,513,935
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A, 3.875%, 3/01/47	3/26 at 100.00	AA+	1,530,240
1,360	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,403,166
13,745	Total Housing/Multifamily			14,072,240
	Housing/Single Family – 2.7% (1.7% of Total Investments)
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5:
2,500	4.550%, 7/01/31	10/22 at 100.00	AAA	2,736,275
2,000	4.800%, 7/01/38	10/22 at 100.00	AAA	2,200,920
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
715	4.400%, 10/01/31	10/22 at 100.00	AAA	777,727
1,000	4.750%, 10/01/38	10/22 at 100.00	AAA	1,098,200
6,215	Total Housing/Single Family			6,813,122
	Long-Term Care – 5.8% (3.9% of Total Investments)
900	Alexandria Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House Incorporated, Series 2015, 5.000%, 10/01/45	10/25 at 100.00	BBB	992,961
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2016A:
1,965	5.000%, 10/01/36	10/24 at 102.00	N/R	2,192,586
1,100	5.000%, 10/01/42	10/24 at 102.00	N/R	1,220,263
700	4.000%, 10/01/42	10/24 at 102.00	N/R	713,013
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35	10/20 at 100.00	BBB+	884,047
	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2016:
1,000	4.000%, 1/01/37	1/25 at 102.00	N/R	1,036,200
150	3.375%, 1/01/37	1/25 at 102.00	N/R	141,793
2,000	Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016, 5.000%, 1/01/46	1/25 at 102.00	N/R	2,130,520
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 4.625%, 12/01/27	12/22 at 100.00	N/R	1,018,050
1,500	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	2/18 at 100.00	N/R	1,501,845
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Inc./United Church Homes and Services Obligated Group, Refunding Series 2016:
1,000	5.000%, 9/01/26	9/24 at 102.00	N/R	1,100,710
1,920	5.000%, 9/01/31	9/24 at 102.00	N/R	2,084,371
14,110	Total Long-Term Care			15,016,359

NUVEEN	59

NPV	Nuveen Virginia Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 5.3% (3.5% of Total Investments)
$2,000	Alexandria, Virginia, General Obligation Bonds, Capital Improvement Series 2017A, 5.000%, 7/15/21	No Opt. Call	AAA	$2,234,820
1,440	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	A	1,544,126
	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2017A:
2,000	5.000%, 10/01/18	No Opt. Call	AAA	2,060,820
2,000	5.000%, 10/01/19	No Opt. Call	AAA	2,122,160
1,900	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2015C, 5.000%, 10/01/18	No Opt. Call	AAA	1,957,779
1,870	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/31 (WI/DD, Settling 12/05/17)	3/27 at 100.00	AA+	2,251,760
150	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	161,601
1,250	Richmond, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2014A, 5.000%, 3/01/19	No Opt. Call	AA+	1,303,438
12,610	Total Tax Obligation/General			13,636,504
	Tax Obligation/Limited – 20.8% (13.8% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding County Projects, Series 2017:
1,485	5.000%, 2/15/34	8/27 at 100.00	Aa1	1,769,051
1,730	5.000%, 2/15/35	8/27 at 100.00	Aa1	2,056,036
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
465	5.250%, 7/15/25 – ACA Insured	2/18 at 100.00	N/R	459,908
520	5.500%, 7/15/35 – ACA Insured	2/18 at 100.00	N/R	493,054
600	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	3/22 at 100.00	N/R	602,280
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	102,379
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/34	10/27 at 100.00	AA+	1,191,580
1,500	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail Parking System Project, Series 2017, 5.000%, 4/01/42	4/27 at 100.00	AA+	1,753,035
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,000	5.000%, 11/15/32	11/25 at 100.00	A	3,305,400
4,000	5.000%, 11/15/34	11/25 at 100.00	A	4,375,520
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,082,312
500	5.250%, 1/01/36	1/22 at 100.00	A	534,970
925	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Refunding Series 2015, 5.000%, 6/15/19	No Opt. Call	AA–	972,073
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/34	12/26 at 100.00	BBB+	1,104,300
1,675	5.000%, 12/01/46	12/26 at 100.00	BBB+	1,825,549
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	C	646,619
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 0.000%, 7/01/28 – AMBAC Insured	No Opt. Call	C	3,249,874
5,085	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	C	2,644,607
3,535	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	A3	809,975

60	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	A3	$760,053
5	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A3	5,062
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/30, 144A	9/25 at 100.00	A	1,626,990
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A	10/24 at 100.00	AA	2,380,762
2,600	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,801,968
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,077,730
1,725	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,820,531
1,200	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2011A, 4.000%, 2/01/29	2/21 at 100.00	AA+	1,268,160
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2016, 5.000%, 9/15/30	9/26 at 100.00	AA+	4,191,950
1,100	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Refunding Series 2012A, 5.000%, 8/01/24	8/22 at 100.00	AA+	1,253,945
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A, 5.000%, 8/01/26	8/25 at 100.00	AA+	2,403,580
1,530	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	11/22 at 100.00	AAA	1,722,948
95	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19	2/18 at 100.00	AA	95,272
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2012, 4.000%, 5/15/37	5/22 at 100.00	AA+	1,049,840
1,835	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/36	12/26 at 100.00	Aa2	2,128,618
56,750	Total Tax Obligation/Limited			53,565,931
	Transportation – 37.4% (24.6% of Total Investments)
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
775	5.000%, 7/01/32	7/26 at 100.00	A2	897,125
375	4.000%, 7/01/34	7/26 at 100.00	A2	400,238
400	4.000%, 7/01/35	7/26 at 100.00	A2	425,676
250	4.000%, 7/01/38	7/26 at 100.00	A2	265,275
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016:
1,705	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	1,955,550
8,320	5.000%, 7/01/46	7/26 at 100.00	BBB	9,348,851
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
2,000	0.000%, 7/15/32 (5)	7/28 at 100.00	BBB	1,753,580
4,125	0.000%, 7/15/40 (5)	7/28 at 100.00	BBB	3,511,736
1,000	0.000%, 7/15/40 – AGM Insured (5)	7/28 at 100.00	AA	856,430
750	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2010B, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/20 at 100.00	AA–	810,623
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2009C:
1,380	5.250%, 10/01/22	10/18 at 100.00	AA–	1,424,326
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,235,088

NUVEEN	61

NPV	Nuveen Virginia Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

	Principal	Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A:
$3,400	5.000%, 10/01/30	10/20 at 100.00	AA–	$3,688,490
420	5.000%, 10/01/35	10/20 at 100.00	AA–	454,310
5,800	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	6,223,168
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (5)	10/28 at 100.00	BBB+	8,258,554
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
4,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,051,680
11,825	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	6,287,234
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	549,567
5,010	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	2,128,899
7,300	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/35 (Alternative Minimum Tax)	10/26 at 100.00	AA–	8,448,874
	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
375	5.000%, 10/01/35 (Alternative Minimum Tax)	10/27 at 100.00	AA–	438,049
2,000	5.000%, 10/01/42 (Alternative Minimum Tax)	10/27 at 100.00	AA–	2,306,820
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
150	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	160,746
595	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	633,580
395	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB+	394,708
3,000	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	3,265,890
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
3,975	5.000%, 12/31/49 (Alternative Minimum Tax)	6/27 at 100.00	Baa3	4,466,668
1,040	5.000%, 12/31/56 (Alternative Minimum Tax)	6/27 at 100.00	BBB	1,152,538
2,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	2,683,450
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
750	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	831,435
5,025	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	5,706,239
5,700	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	6,335,721
735	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/34	7/27 at 100.00	AA–	876,098
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
1,000	5.000%, 7/01/32	7/27 at 100.00	AA–	1,202,250
3,000	5.000%, 7/01/33	7/27 at 100.00	AA–	3,589,890
98,110	Total Transportation			96,019,356
	U.S. Guaranteed – 21.6% (14.3% of Total Investments) (6)
1,750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 (ETM)	No Opt. Call	AA (6)	1,955,520
820	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 – AGM Insured (ETM)	No Opt. Call	AA (6)	870,274

62	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,030	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Bonds, Refunding Series 1998, 5.500%, 7/01/25 – NPFG Insured (ETM)	No Opt. Call	A3 (6)	$1,243,684
3,340	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Tender Option Bond Trust 2016-XG0021, 13.256%, 5/15/35 (Pre-refunded 5/15/19), 144A (IF)	5/19 at 100.00	AA+ (6)	3,911,307
4,150	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011, 5.000%, 4/01/27 (Pre-refunded 4/01/20)	4/20 at 100.00	Aaa	4,466,728
1,100	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (6)	1,181,081
1,295	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	1,427,401
1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (6)	1,051,280
890	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29 (Pre-refunded 2/01/18)	2/18 at 100.00	Aa2 (6)	895,331
5,900	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R (6)	6,408,285
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	A (6)	1,831,517
145	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured (ETM)	No Opt. Call	A3 (6)	148,509
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	A2 (6)	811,061
1,000	Richmond, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 5.000%, 7/15/22 (Pre-refunded 7/15/19)	7/19 at 100.00	AA+ (6)	1,053,610
8,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40 (Pre-refunded 6/01/18)	6/18 at 100.00	AAA	8,654,445
1,820	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009A, 5.000%, 2/01/22 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+ (6)	1,892,618
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 2016-XL0011, 12.010%, 2/01/27 (Pre-refunded 2/01/19), 144A (IF) (4)	2/19 at 100.00	AA+ (6)	1,864,517
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 2016-XL0013, 12.010%, 2/01/28 (Pre-refunded 2/01/19), 144A (IF) (4)	2/19 at 100.00	AA+ (6)	1,864,517
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A:
30	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (6)	30,803
3,570	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	Aa1 (6)	3,666,854
3,195	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/40 (Pre-refunded 7/01/19)	7/19 at 100.00	A (6)	3,364,782

NUVEEN	63

NPV	Nuveen Virginia Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2008, 5.000%, 10/01/19 (Pre-refunded 10/01/18)	10/18 at 100.00	AAA	$1,030,580
3,730	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (6)	4,299,646
1,620	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (6)	1,689,903
51,555	Total U.S. Guaranteed			55,614,253
	Utilities – 5.8% (3.8% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22)	No Opt. Call	B1	1,977,900
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,656,465
495	5.000%, 10/01/34	10/22 at 100.00	BBB	523,492
	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A:
5,000	5.000%, 1/15/33	1/26 at 100.00	AA	5,892,600
1,000	5.000%, 1/15/35	1/26 at 100.00	AA	1,171,330
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	2/18 at 100.00	CCC	392,375
3,250	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	3,265,080
13,975	Total Utilities			14,879,242
	Water and Sewer – 7.0% (4.6% of Total Investments)
1,395	Fairfax County, Virginia, Sewer Revenue Bonds, Series 2012, 5.000%, 7/15/18	No Opt. Call	AAA	1,426,876
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	907,718
5,205	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39	1/21 at 100.00	AA+	5,679,748
2,425	Henrico County, Virginia, Water and Sewer System Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/42	5/26 at 100.00	AAA	2,828,084
3,000	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	3,150,420
3,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	3,549,630
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland County – Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34	11/22 at 63.13	AA	540,480
16,835	Total Water and Sewer			18,082,956
$376,760	Total Long-Term Investments (cost $368,468,370)			387,536,247

64	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.8% (0.5% of Total Investments)
	MUNICIPAL BONDS – 0.8% (0.5% of Total Investments)
	Health Care – 0.8% (0.5% of Total Investments)
$2,000	Loudoun County Industrial Development Authority, Virginia, Multi-Modal Revenue Bonds, Howard Hughes Medical Institute, Variable Rate Demand Obligation, Series 2013A, 0.900%, 6/01/43 (7)	1/18 at 100.00	VMIG-1	$2,000,000
$2,000	Total Short-Term Investments (cost $2,000,000)			2,000,000
	Total Investments (cost $370,468,370) – 151.6%			389,536,247
	Floating Rate Obligations – (2.6)%			(6,750,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (49.7)% (8)			(127,610,246)
	Other Assets Less Liabilities – 0.7%			1,798,485
	Net Assets Applicable to Common Shares – 100%			$256,974,486

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate obligations.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S.Government or agency.
(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 32.8%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	65

Statement of
Assets and Liabilities	November 30, 2017 (Unaudited)

	NKG	NMY	NMS
Assets
Long-term investments, at value (cost $216,631,435, $512,534,688 and $133,877,076, respectively)	$224,396,634	$533,318,197	$139,329,139
Short-term investments, at value (cost $665,000, $— and $—, respectively)	581,531	—	—
Cash	496,857	447,331	—
Receivable for:
Interest	3,239,432	8,517,125	1,555,575
Investments sold	175,000	318,862	525,426
Deferred offering costs	—	—	151,454
Other assets	2,138	27,295	1,776
Total assets	228,891,592	542,628,810	141,563,370
Liabilities
Cash overdraft	—	—	388,881
Floating rate obligations	3,245,000	6,120,000	—
Payable for:
Dividends	453,520	1,099,509	340,742
Interest	125,741	305,323	81,833
Investments purchased	—	137,644	1,105,077
Offering costs	—	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $—, $— and $—, respectively)	—	—	—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $82,000,000, $197,000,000 and $52,800,000, respectively)	81,988,245	196,980,958	52,765,642
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $— and $—, respectively)	—	—	—
Accrued expenses:
Management fees	115,043	264,753	69,964
Trustees fees	1,144	26,619	703
Other	129,182	112,098	54,186
Total liabilities	86,057,875	205,046,904	54,807,028
Net assets applicable to common shares	$142,833,717	$337,581,906	$86,756,342
Common shares outstanding	10,549,313	23,372,164	5,792,386
Net asset value (“NAV”) per common share outstanding	$13.54	$14.44	$14.98
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$105,493	$233,722	$57,924
Paid-in surplus	140,065,433	328,053,063	81,039,452
Undistributed (Over-distribution of) net investment income	(220,184)	314,288	195,516
Accumulated net realized gain (loss)	(4,798,755)	(11,802,676)	11,387
Net unrealized appreciation (depreciation)	7,681,730	20,783,509	5,452,063
Net assets applicable to common shares	$142,833,717	$337,581,906	$86,756,342
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

66	NUVEEN

	NOM	NNC	NPV
Assets
Long-term investments, at value (cost $45,695,152, $366,350,551 and $368,468,370, respectively)	$48,324,424	$384,803,178	$387,536,247
Short-term investments, at value (cost $—, $— and $2,000,000, respectively)	—	—	2,000,000
Cash	411,003	—	851,286
Receivable for:
Interest	570,417	5,434,469	4,840,782
Investments sold	910,903	11,480,563	505,000
Deferred offering costs	—	—	—
Other assets	7,782	20,213	25,754
Total assets	50,224,529	401,738,423	395,759,069
Liabilities
Cash overdraft	—	2,957,589	—
Floating rate obligations	—	—	6,750,000
Payable for:
Dividends	117,795	689,155	774,627
Interest	—	238,679	—
Investments purchased	—	1,730,036	3,355,907
Offering cost	193,741	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $18,000,000, $— and $—, respectively)	17,805,820	—	—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $—, $154,000,000 and $—, respectively)	—	153,982,033	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $— and $128,000,000, respectively)	—	—	127,610,246
Accrued expenses:
Management fees	25,200	195,238	196,156
Trustees fees	254	19,433	19,687
Other	17,213	70,979	77,960
Total liabilities	18,160,023	159,883,142	138,784,583
Net assets applicable to common shares	$32,064,506	$241,855,281	$256,974,486
Common shares outstanding	2,342,859	16,418,508	17,933,247
Net asset value (“NAV”) per common share outstanding	$13.69	$14.73	$14.33
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$23,429	$164,185	$179,332
Paid-in surplus	30,744,635	223,727,028	250,809,334
Undistributed (Over-distribution of) net investment income	(15,866)	(48,956)	436,874
Accumulated net realized gain (loss)	(1,316,964)	(439,603)	(13,518,931)
Net unrealized appreciation (depreciation)	2,629,272	18,452,627	19,067,877
Net assets applicable to common shares	$32,064,506	$241,855,281	$256,974,486
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

NUVEEN	67

Statement of
	Operations	Six Months Ended November 30, 2017 (Unaudited)

	NKG	NMY	NMS
Investment Income	$4,186,197	$10,416,993	$3,030,018
Expenses
Management fees	704,490	1,624,409	424,567
Interest expense and amortization of offering costs	731,981	1,750,264	303,385
Custodian fees	14,514	31,043	12,264
Trustees fees	3,928	9,357	2,411
Professional fees	18,271	18,494	14,474
Shareholder reporting expenses	12,290	20,390	9,050
Shareholder servicing agent fees	7,960	11,285	7,545
Stock exchange listing fees	3,490	3,488	993
Investor relations expenses	6,872	16,131	4,689
Other	13,797	37,166	24,794
Total expenses	1,517,593	3,522,027	804,172
Net investment income (loss)	2,668,604	6,894,966	2,225,846
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	235,387	(18,967)	134,863
Change in net unrealized appreciation (depreciation) of investments	(2,766,900)	(4,502,162)	(903,099)
Net realized and unrealized gain (loss)	(2,531,513)	(4,521,129)	(768,236)
Net increase (decrease) in net assets applicable to common shares from operations	$137,091	$2,373,837	$1,457,610

See accompanying notes to financial statements.

68	NUVEEN

	NOM	NNC	NPV
Investment Income	$1,090,362	$7,003,398	$7,669,915
Expenses
Management fees	154,410	1,195,534	1,199,182
Interest expense and amortization of offering costs	186,957	1,272,277	1,170,577
Custodian fees	6,196	23,105	21,768
Trustees fees	874	6,944	6,739
Professional fees	23,821	16,990	48,478
Shareholder reporting expenses	6,014	18,989	17,960
Shareholder servicing agent fees	7,621	8,472	3,676
Stock exchange listing fees	3,493	3,488	3,488
Investor relations expenses	2,130	12,567	10,812
Other	16,019	18,332	42,923
Total expenses	407,535	2,576,698	2,525,603
Net investment income (loss)	682,827	4,426,700	5,144,312
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	16,773	616,179	(80,456)
Change in net unrealized appreciation (depreciation) of investments	(554,627)	(4,866,447)	(2,970,866)
Net realized and unrealized gain (loss)	(537,854)	(4,250,268)	(3,051,322)
Net increase (decrease) in net assets applicable to common shares from operations	$144,973	$176,432	$2,092,990

See accompanying notes to financial statements.

NUVEEN	69

Statement of
	Changes in Net Assets	(Unaudited)

	NKG		NMY
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/17	5/31/17	11/30/17	5/31/17
Operations
Net investment income (loss)	$2,668,604	$5,801,997	$6,894,966	$14,157,615
Net realized gain (loss) from investments	235,387	(175,195)	(18,967)	(3,397,479)
Change in net unrealized appreciation (depreciation) of Investments	(2,766,900)	(5,541,569)	(4,502,162)	(5,575,669)
Net increase (decrease) in net assets applicable to common shares from operations	137,091	85,233	2,373,837	5,184,467
Distributions to Common Shareholders
From net investment income	(2,879,962)	(6,368,620)	(7,187,710)	(15,338,456)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,879,962)	(6,368,620)	(7,187,710)	(15,338,456)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	—	(31,425)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(31,425)	—
Net increase (decrease) in net assets applicable to common shares	(2,742,871)	(6,283,387)	(4,845,298)	(10,153,989)
Net assets applicable to common shares at the beginning of period	145,576,588	151,859,975	342,427,204	352,581,193
Net assets applicable to common shares at the end of period	$142,833,717	$145,576,588	$337,581,906	$342,427,204
Undistributed (Over-distribution of)net investment income at the end of period	$(220,184)	$(8,826)	$314,288	$607,032

See accompanying notes to financial statements.

70	NUVEEN

	NMS		NOM
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/17	5/31/17	11/30/17	5/31/17
Operations
Net investment income (loss)	$2,225,846	$3,889,814	$682,827	$1,529,963
Net realized gain (loss) from investments	134,863	407,949	16,773	(30,251)
Change in net unrealized appreciation (depreciation) of investments	(903,099)	(3,835,089)	(554,627)	(1,014,690)
Net increase (decrease) in net assets applicable to common shares from operations	1,457,610	462,674	144,973	485,022
Distributions to Common Shareholders
From net investment income	(2,121,652)	(4,415,274)	(765,864)	(1,657,253)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,121,652)	(4,415,274)	(765,864)	(1,657,253)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	2,666,511	675,818	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	27,785	61,058	26,966	53,488
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	2,694,296	736,876	26,966	53,488
Net increase (decrease) in net assets applicable to common shares	2,030,254	(3,215,724)	(593,925)	(1,118,743)
Net assets applicable to common shares at the beginning of period	84,726,088	87,941,812	32,658,431	33,777,174
Net assets applicable to common shares at the end of period	$86,756,342	$84,726,088	$32,064,506	$32,658,431
Undistributed (Over-distribution of)net investment income at the end of period	$195,516	$91,322	$(15,866)	$67,171

See accompanying notes to financial statements.

NUVEEN	71

Statement of Changes in Net Assets (Unaudited) (continued)

	NNC		NPV
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/17	5/31/17	11/30/17	5/31/17
Operations
Net investment income (loss)	$4,426,700	$8,768,886	$5,144,312	$10,328,899
Net realized gain (loss) from investments	616,179	(929,695)	(80,456)	(2,831,554)
Change in net unrealized appreciation (depreciation) of investments	(4,866,447)	(8,011,557)	(2,970,866)	(6,000,522)
Net increase (decrease) in net assets applicable to common shares from operations	176,432	(172,366)	2,092,990	1,496,823
Distributions to Common Shareholders
From net investment income	(4,334,486)	(9,173,021)	(4,949,576)	(10,625,450)
From accumulated net realized gains	—	(147,767)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,334,486)	(9,320,788)	(4,949,576)	(10,625,450)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(4,158,054)	(9,493,154)	(2,856,586)	(9,128,627)
Net assets applicable to common shares at the beginning of period	246,013,335	255,506,489	259,831,072	268,959,699
Net assets applicable to common shares at the end of period	$241,855,281	$246,013,335	$256,974,486	$259,831,072
Undistributed (Over-distribution of)net investment income at the end of period	$(48,956)	$(141,170)	$436,874	$242,138

See accompanying notes to financial statements.

72	NUVEEN

Statement of
	Cash Flows	Six Months Ended November 30, 2017 (Unaudited)

	NKG	NMY	NMS
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$137,091	$2,373,837	$1,457,610
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(20,283,434)	(51,457,171)	(12,024,211)
Proceeds from sales and maturities of investments	19,663,057	58,373,550	8,381,807
Proceeds from (Purchases of) short-term investments, net	—	—	—
Proceeds from litigation settlement	129	—	—
Taxes paid	(13)	(4,396)	(1,104)
Amortization (Accretion) of premiums and discounts, net	978,238	1,527,907	(355,721)
Amortization of deferred offering costs	3,360	5,723	11,989
(Increase) Decrease in:
Receivable for interest	118,676	59,948	27,527
Receivable for investments sold	2,820,000	16,550,963	523,370
Other assets	2,124	(3,897)	2,455
Increase (Decrease) in:
Payable for interest	4,583	10,902	2,922
Payable for investments purchased	—	(10,042,817)	846,769
Payable for offering costs	—	—	—
Accrued management fees	(3,895)	(11,064)	(570)
Accrued Trustees fees	(1,157)	3,226	(676)
Accrued other expenses	(46,828)	(103,242)	(336,744)
Net realized (gain) loss from investments	(235,387)	18,967	(134,863)
Change in net unrealized (appreciation) depreciation of investments	2,766,900	4,502,162	903,099
Net cash provided by (used in) operating activities	5,923,444	21,804,598	(696,341)
Cash Flows from Financing Activities:
(Payments for) VMTP shares redeemed, at liquidation preference	—	—	—
Proceeds from MFP Shares issued, at liquidation preference	—	—	—
(Payments for) deferred offering costs	—	—	(25,310)
Proceeds from shelf offering, net of offering costs	—	—	2,809,038
Increase (Decrease) in:
Cash overdraft	(2,516,849)	(7,059,657)	13,859
Floating rate obligations	—	(6,990,000)	—
Cash distributions paid to common shareholders	(2,909,738)	(7,276,185)	(2,101,246)
Cost of common shares repurchased and retired	—	(31,425)	—
Net cash provided by (used in) financing activities	(5,426,587)	(21,357,267)	696,341
Net Increase (Decrease) in Cash	496,857	447,331	—
Cash at the beginning of period	—	—	—
Cash at the end of period	$496,857	$447,331	$—

Supplemental Disclosure of Cash Flow Information	NKG	NMY	NMS
Cash paid for interest (excluding amortization of offering costs)	$752,507	$1,833,043	$474,260
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	27,785

See accompanying notes to financial statements.

NUVEEN	73

Statement of Cash Flows (continued)

	NOM	NNC	NPV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$144,973	$176,432	$2,092,990
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(5,402,101)	(30,140,963)	(32,165,574)
Proceeds from sales and maturities of investments	6,991,959	23,813,080	40,347,456
Proceeds from (Purchases of) short-term investments, net	—	—	(2,000,000)
Proceeds from litigation settlement	—	219	—
Taxes paid	(28)	(1,293)	(1,848)
Amortization (Accretion) of premiums and discounts, net	53,971	1,537,077	636,509
Amortization of deferred offering costs	30,505	5,398	7,607
(Increase) Decrease in:
Receivable for interest	42,149	(11,978)	80,684
Receivable for investments sold	(720,203)	7,422,159	(440,000)
Other assets	(3,594)	(2,066)	(5,513)
Increase (Decrease) in:
Payable for interest	(26,137)	8,523	(987)
Payable for investments purchased	(641,526)	(6,858,039)	3,355,907
Payable for offering costs	193,741	—	—
Accrued management fees	(861)	(6,245)	(5,630)
Accrued Trustees fees	(257)	2,346	2,390
Accrued other expenses	(32,726)	(134,868)	7,670
Net realized (gain) loss from investments	(16,773)	(616,179)	80,456
Change in net unrealized (appreciation) depreciation of investments	554,627	4,866,447	2,970,866
Net cash provided by (used in) operating activities	1,167,719	60,050	14,962,983
Cash Flows from Financing Activities:
(Payments for) VMTP shares redeemed, at liquidation preference	(18,000,000)	—	—
Proceeds from MFP Shares issued, at liquidation preference	18,000,000	—	—
(Payments for) deferred offering costs	(195,000)	—	—
Proceeds from shelf offering, net of offering costs	—	—	—
Increase (Decrease) in:
Cash overdraft	—	2,957,589	—
Floating rate obligations	—	—	(9,250,000)
Cash distributions paid to common shareholders	(745,515)	(4,348,586)	(4,947,216)
Cost of common shares repurchased and retired	—	—	—
Net cash provided by (used in) financing activities	(940,515)	(1,390,997)	(14,197,216)
Net Increase (Decrease) in Cash	227,204	(1,330,947)	765,767
Cash at the beginning of period	183,799	1,330,947	85,519
Cash at the end of period	$411,003	$—	$851,286

Supplemental Disclosure of Cash Flow Information	NOM	NNC	NPV
Cash paid for interest (excluding amortization of offering costs)	$182,589	$1,383,257	$1,163,956
Non-cash financing activities not included herein consists of reinvestments of common share distributions	26,966	—	—

See accompanying notes to financial statements.

74	NUVEEN

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NUVEEN	75

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

						Less Distributions to
		Investment Operations				Common Shareholders			Common Share

							From		Discount
	Beginning	Net		Net		From	Accumu-		Per
	Common	Investment		Realized/		Net	lated Net		Share			Ending
	Share	Income		Unrealized		Investment	Realized		Repurchased		Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	and Retired		NAV	Price
NKG
Year Ended 5/31:
2018(e)	$13.80	$0.25		$(0.24)	$0.01	$(0.27)	$—	$(0.27)	$—		$13.54	$13.11
2017	14.40	0.55		(0.55)	—	(0.60)	—	(0.60)	—		13.80	13.28
2016	13.98	0.68		0.38	1.06	(0.64)	—	(0.64)	—		14.40	14.28
2015	13.98	0.67		(0.03)	0.64	(0.64)	—	(0.64)	—		13.98	12.81
2014	14.58	0.54		(0.50)	0.04	(0.64)	—	(0.64)	—		13.98	12.98
2013	14.71	0.60		(0.06)	0.54	(0.67)	—	(0.67)	—		14.58	13.39

NMY
Year Ended 5/31:
2018(e)	14.65	0.29		(0.19)	0.10	(0.31)	—	(0.31)	—	*	14.44	12.61
2017	15.08	0.61		(0.38)	0.23	(0.66)	—	(0.66)	—		14.65	13.08
2016	14.59	0.67		0.47	1.14	(0.67)	—	(0.67)	0.02		15.08	13.65
2015	14.64	0.68		(0.10)	0.58	(0.67)	—	(0.67)	0.04		14.59	12.53
2014	15.56	0.60		(0.85)	(0.25)	(0.67)	—	(0.67)	—		14.64	12.91
2013	15.68	0.58		0.07	0.65	(0.77)	—	(0.77)	—		15.56	13.82

(a)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

76	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets (b)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	(Loss	)	Rate	(d)

0.09%	0.80%	$142,834	2.11	%**	3.65	%**	9%
0.07	(2.76)	145,577	2.10		3.94		13
7.80	16.94	151,860	1.60		4.83		13
4.65	3.76	147,441	1.62		4.77		7
0.56	2.17	147,507	3.03		4.04		20
3.68	(4.83)	153,832	2.66		4.09		18

0.67	(1.28)	337,582	2.09	**	4.00	**	10
1.61	0.69	342,427	2.08		4.14		42
8.13	14.77	352,581	1.55		4.56		19
4.28	2.29	344,300	1.55		4.65		23
(1.38)	(1.43)	353,010	2.87		4.25		20
4.18	(7.10)	375,162	2.58		4.12		17

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NKG
Year Ended 5/31:
2018(e)	1.03	%**
2017	1.03
2016	0.55
2015	0.54
2014	1.89
2013	1.51

NMY
Year Ended 5/31:
2018(e)	1.05	%**
2017	1.04
2016	0.55
2015	0.52
2014	1.81
2013	1.46

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	77

Financial Highlights (Unaudited)(continued)

Selected data for a common share outstanding throughout each period:

									Less Distributions to
				Investment Operations					Common Shareholders			Common Share
						Distributions
					Distributions	from						Premium
					from Net	Accumulated						per
					Investment	Net Realized				From		Share
	Beginning	Net		Net	Income to	Gains to			From	Accumu-		Sold
	Common	Investment		Realized/	Preferred	Preferred			Net	lated Net		through		Ending
	Share	Income		Unrealized	Share-	Share-			Investment	Realized		Shelf	Ending	Share
	NAV	(Loss	)	Gain (Loss )	holders (a)	holders	(a)	Total	Income	Gains	Total	Offering	NAV	Price
NMS
Year Ended 5/31:
2018(h)	$15.08	$0.39		$(0.14)	$—	$—		$0.25	$(0.37)	$—	$(0.37)	$0.02	$14.98	$14.61
2017	15.78	0.70		(0.62)	—	—		0.08	(0.79)	—	(0.79)	0.01	15.08	16.18
2016	15.46	0.80		0.33	—	—		1.13	(0.81)	—	(0.81)	—	15.78	15.99
2015(f)	15.50	0.74		0.03	—	—		0.77	(0.81)	—	(0.81)	—	15.46	14.95
Year Ended 6/30:
2014(g)	14.25	0.71		1.29	(0.01)	—		1.99	(0.74)	—	(0.74)	—	15.50	16.48
Year Ended 8/31:
2013	16.16	0.90		(1.90)	(0.02)	—		(1.02)	(0.89)	—	(0.89)	—	14.25	14.82
2012	14.56	0.90		1.56	(0.02)	—		2.44	(0.84)	—	(0.84)	—	16.16	17.52
2011	15.28	0.88		(0.71)	(0.03)	—		0.14	(0.86)	—	(0.86)	—	14.56	15.37

NOM
Year Ended 5/31:
2018(h)	13.95	0.29		(0.22)	—	—		0.07	(0.33)	—	(0.33)	—	13.69	15.00
2017	14.45	0.65		(0.44)	—	—		0.21	(0.71)	—	(0.71)	—	13.95	16.20
2016	13.91	0.72		0.55	—	—		1.27	(0.73)	—	(0.73)	—	14.45	16.03
2015	14.19	0.62		(0.17)	—	—		0.45	(0.73)	—	(0.73)	—	13.91	15.27
2014	14.61	0.65		(0.34)	—	—		0.31	(0.73)	—	(0.73)	—	14.19	15.08
2013	14.62	0.66		0.06	—	—		0.72	(0.73)	—	(0.73)	—	14.61	16.04

(a)	The amounts shown are based on common share equivalents. Represents distributions paid on Remarketed Preferred Shares (“RPS”) for NMS.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

78	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(c)
	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (b)	Price (b)	(000)	Expenses	(d)	(Loss	)	Rate	(e)

1.81%	(7.45)%	$86,756	2.07	%*	4.93	%*	6%
0.68	6.41	84,726	2.47		4.59		19
7.47	12.84	87,942	1.69		5.14		17
5.02	(4.37)	86,150	1.80	*	5.19	*	14

14.33	16.61	64,277	1.64	*	5.75	*	8

(6.77)	(10.99)	59,100	1.35		5.68		11
17.25	19.91	67,029	1.42		5.82		6
1.30	3.73	60,408	1.46		6.25		10

0.48	(5.34)	32,065	2.50	*	4.19	*	11
1.53	5.77	32,658	2.27		4.65		14
9.40	10.34	33,777	1.94		5.13		5
3.21	6.50	32,467	2.80		4.38		8
2.52	(0.83)	33,072	2.86		4.85		21
4.98	(0.67)	34,011	2.77		4.45		12

(c)	Ratios do not reflect the effect of dividend payments to RPS shareholders, during periods when RPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to RPS and other subsequent forms of preferred shares issued by the Fund, where applicable. For the years ended June 30, 2014 and prior, NMS includes the RPS of Minnesota Municipal Income Portfolio (MXA).
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMS
Year Ended 5/31:
2018(h)	0.92	%*
2017	1.29
2016	0.62
2015(f)	0.61	*
Year Ended 6/30:
2014(g)	0.18	*
Year Ended 8/31:
2013	—
2012	—
2011	—

NOM
Year Ended 5/31:
2018(h)	1.15	%*
2017	0.99
2016	0.69
2015	1.44
2014	1.51
2013	1.45

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended May 31, 2015.
(g)	For the ten months ended June 30, 2014.
(h)	For the six months ended November 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	79

Financial Highlights (Unaudited)(continued)

Selected data for a common share outstanding throughout each period:

						Less Distributions to
		Investment Operations				Common Shareholders			Common Share

							From		Discount
	Beginning	Net		Net		From	Accumu-		Per
	Common	Investment		Realized/		Net	lated Net		Share			Ending
	Share	Income		Unrealized		Investment	Realized		Repurchased		Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	and Retired		NAV	Price
NNC
Year Ended 5/31:
2018(f)	$14.98	$0.27		$(0.26)	$0.01	$(0.26)	$—	$(0.26)	$—		$14.73	$12.90
2017	15.56	0.53		(0.54)	(0.01)	(0.56)	(0.01)	(0.57)	—		14.98	13.29
2016	14.98	0.60		0.58	1.18	(0.60)	— *	(0.60)	—	*	15.56	14.19
2015	14.90	0.61		0.11	0.72	(0.62)	(0.03)	(0.65)	0.01		14.98	12.95
2014	15.02	0.54		(0.06)	0.48	(0.60)	—	(0.60)	—		14.90	13.24
2013	15.30	0.56		(0.17)	0.39	(0.67)	—	(0.67)	—		15.02	13.88

NPV
Year Ended 5/31:
2018(f)	14.49	0.29		(0.17)	0.12	(0.28)	—	(0.28)	—		14.33	12.86
2017	15.00	0.58		(0.50)	0.08	(0.59)	—	(0.59)	—		14.49	13.25
2016	14.50	0.66		0.53	1.19	(0.69)	—	(0.69)	—		15.00	14.43
2015	14.47	0.72		0.06	0.78	(0.75)	—	(0.75)	—		14.50	13.39
2014	15.38	0.71		(0.89)	(0.18)	(0.72)	(0.01)	(0.73)	—		14.47	13.39
2013	15.60	0.66		(0.10)	0.56	(0.76)	(0.02)	(0.78)	—		15.38	14.32

(a)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

80	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	(Loss	)	Rate	(e)

0.09%	(1.00)%	$241,855	2.14	%**	3.54	%**	6%
(0.03)	(2.37)	246,013	2.14		3.54		13
8.05	14.65	255,506	1.54		3.97		7
4.91	2.72	246,319	1.54		4.03		12
3.54	0.10	246,492	2.81		3.85		17
2.50	(9.16)	248,601	2.72		3.88		17

0.80	(0.89)	256,974	1.94	**	3.95	**	8
0.63	(4.14)	259,831	1.97		3.98		38
8.41	13.22	268,960	1.64		4.51		18
5.45	5.72	260,104	1.67	(d)	4.91	(d)	17
(0.79)	(0.93)	259,568	2.25		5.15		19
3.56	(11.76)	275,865	2.57		4.19		21

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NNC
Year Ended 5/31:
2018(f)	1.08	%**
2017	1.08
2016	0.54
2015	0.52
2014	1.70
2013	1.60

NPV
Year Ended 5/31:
2018(f)	0.90	%**
2017	0.94
2016	0.62
2015	0.59
2014	1.18
2013	1.44

(d)	During the period ended May 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
		Net Investment
NPV	Expenses	Income (Loss	)
Year Ended 5/31:
2015	1.70%	4.88%

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended November 30, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	81

Financial Highlights (Unaudited) (continued)

	MTP Shares at		VMTP Shares
	the End of Period(a)		at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share	(000)	Share
NKG
Year Ended 5/31:
2018(c)	$—	$—	$82,000	$274,187
2017	—	—	82,000	277,532
2016	—	—	75,000	302,480
2015	—	—	75,000	296,588
2014	—	—	75,000	296,676
2013	74,945	30.53	—	—

NMY
Year Ended 5/31:
2018(c)	—	—	197,000	271,361
2017	—	—	197,000	273,821
2016	—	—	167,000	311,126
2015	—	—	167,000	306,168
2014	—	—	167,000	311,383
2013	166,144	32.58	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013
NKG
Series 2015 (NKG PRC)
Ending Market Value per Share	$—		$10.08
Average Market Value per Share	10.03	∆	10.08
Series 2015-1 (NKG PRD)(b)
Ending Market Value per Share	—		10.10
Average Market Value per Share	10.04	∆	10.07	Ω
Series 2015-2 (NKG PRE)(b)
Ending Market Value per Share	—		10.12
Average Market Value per Share	10.03	∆	10.07	Ω

NMY
Series 2015 (NMY PRC)
Ending Market Value per Share	—		10.06
Average Market Value per Share	10.04	∆	10.09
Series 2016 (NMY PRD)
Ending Market Value per Share	—		10.16
Average Market Value per Share	10.07	∆	10.17
Series 2015 (NMY PRE)(b)
Ending Market Value per Share	—		10.05
Average Market Value per Share	10.03	∆	10.07	ΩΩ
Series 2015-1(NMY PRF)(b)
Ending Market Value per Share	—		10.06
Average Market Value per Share	10.03	∆	10.07	ΩΩ
Series 2015-1(NMY PRG)(b)
Ending Market Value per Share	—		10.05
Average Market Value per Share	10.04	∆	10.08	ΩΩ
Series 2016 (NMY PRH)(b)
Ending Market Value per Share	—		10.13
Average Market Value per Share	10.07	∆	10.14	ΩΩ

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2017.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period August 6, 2012 (effective date of the reorganizations) through May 31, 2013.
∆	For the period June 1, 2013 through May 30, 2014.

See accompanying notes to financial statements.

82	NUVEEN

	RPS at the			MFP Shares		MTP Shares at		VMTP Shares
	End of Period			at the End of Period		the End of Period(a)		at the End of Period
	Aggregate	Asset		Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage		Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000		Outstanding	Per $100,000	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share		(000)	Share	(000)	Share	(000)	Share
NMS
Year Ended 5/31:
2018(d)	$—	$—		$—	$—	$—	$—	$52,800	$264,311
2017	—	—		—	—	—	—	52,800	260,466
2016	—	—		—	—	—	—	44,100	299,415
2015(b)	—	—		—	—	—	—	44,100	295,352
Year Ended 6/30:
2014(c)	—	—		—	—	—	—	31,100	307	*
Year Ended 8/31:
2013	31,100	73	*	—	—	—	—	—	—
2012	31,100	79	*	—	—	—	—	—	—
2011	31,100	74	*	—	—	—	—	—	—

NOM
Year Ended 5/31:
2018(d)	—	—		18,000	278,136	—	—	—	—
2017	—	—		—	—	—	—	18,000	281,436
2016	—	—		—	—	—	—	18,000	287,651
2015	—	—		—	—	—	—	18,000	280,372
2014	—	—		—	—	17,880	28.50	—	—
2013	—	—		—	—	17,880	29.02	—	—

*	Rounded to the nearest thousand (000).
(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015		2014	2013
NOM
Series 2015 (NOM PRC)
Ending Market Value per Share	$—		$10.06	$10.03
Average Market Value per Share	10.03	∆	10.04	10.08

(b)	For the eleven months ended May 31, 2015.
(c)	For the ten months ended June 30, 2014.
(d)	For the six months ended November 30, 2017.
∆	For the period June 1, 2014, through February 9, 2015.

See accompanying notes to financial statements.

NUVEEN	83

Financial Highlights (Unaudited) (continued)

	MTP Shares at		VMTP Shares		VRDP Shares
	the End of Period(a)		at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
NNC
Year Ended 5/31:
2018(c)	$—	$—	$154,000	$257,049	$—	$—
2017	—	—	154,000	259,749	—	—
2016	—	—	125,000	304,405	—	—
2015	—	—	125,000	297,055	—	—
2014	—	—	125,000	297,193	—	—
2013	124,860	29.91	—	—	—	—

NPV
Year Ended 5/31:
2018(c)	—	—	—	—	128,000	300,761
2017	—	—	—	—	128,000	302,993
2016	—	—	—	—	128,000	310,125
2015	—	—	—	—	128,000	303,206
2014	—	—	—	—	128,000	302,787
2013	127,408	31.65	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013
NNC
Series 2015 (NNC PRC)
Ending Market Value per Share	$—		$10.07
Average Market Value per Share	10.03	^	10.10
Series 2016 (NNC PRD)
Ending Market Value per Share	—		10.08
Average Market Value per Share	10.04	^	10.09
Series 2015 (NNC PRE)(b)
Ending Market Value per Share	—		10.06
Average Market Value per Share	10.03	^	10.07	Ω
Series 2015-1 (NNC PRF)(b)
Ending Market Value per Share	—		10.06
Average Market Value per Share	10.03	^	10.07	Ω
Series 2015-1 (NNC PRG)(b)
Ending Market Value per Share	—		10.06
Average Market Value per Share	10.03	^	10.07	Ω

NPV
Series 2014 (NPV PRA)
Ending Market Value per Share	—		10.03
Average Market Value per Share	10.01	^^	10.08
Series 2015 (NPV PRC)
Ending Market Value per Share	—		10.09
Average Market Value per Share	10.04	^^	10.09
Series 2014 (NPV PRD)(b)
Ending Market Value per Share	—		10.06
Average Market Value per Share	10.04	^^	10.09	ΩΩ
Series 2014-1 (NPV PRE)(b)
Ending Market Value per Share	—		10.09
Average Market Value per Share	10.04	^^	10.09	ΩΩ

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2017.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period August 6, 2012 (effective date of the reorganizations) through May 31, 2013.
^	For the period June 1, 2013 through March 3, 2014.
^^	For the period June 1, 2013 through September 9, 2013.

See accompanying notes to financial statements.

84	NUVEEN

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Georgia Quality Municipal Income Fund (NKG)
•	Nuveen Maryland Quality Municipal Income Fund (NMY)
•	Nuveen Minnesota Quality Municipal Income Fund (NMS)
•	Nuveen Missouri Quality Municipal Income Fund (NOM)
•	Nuveen North Carolina Quality Municipal Income Fund (NNC)
•	Nuveen Virginia Quality Municipal Income Fund (NPV)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NKG, NMS and NOM were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. NMY, NNC and NPV were organized as Massachusetts business trusts on January 12, 1993.

The end of the reporting period for the Funds is November 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2017 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NMS	NNC	NPV
Outstanding when-issued/delayed delivery purchase commitments	$1,084,190	$1,730,036	$2,267,207

NUVEEN	85

Notes to Financial Statements (Unaudited) (continued)

Investment Income
Dividend Income is recorded on the ex-dividend date. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statements of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

86	NUVEEN

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NKG	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds**	$—	$224,396,634	$—	***	$224,396,634
Short-Term Investments*:
Municipal Bonds**	—	—	581,531		581,531
Total	$—	$224,396,634	$581,531		$224,978,165
NMY
Long-Term Investments*:
Municipal Bonds	$—	$532,429,220	$—		$532,429,220
Common Stocks	888,977	—	—		888,977
Total	$888,977	$532,429,220	$—		$533,318,197
NMS
Long-Term Investments*:
Municipal Bonds	$—	$139,329,139	$—		$139,329,139

NUVEEN	87

Notes to Financial Statements (Unaudited) (continued)

NOM	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$48,324,424	$—	$48,324,424
NNC
Long-Term Investments*:
Municipal Bonds	$—	$384,803,178	$—	$384,803,178
NPV
Long-Term Investments*:
Municipal Bonds	$—	$387,536,247	$—	$387,536,247
Short-Term Investments*:
Municipal Bonds	—	2,000,000	—	2,000,000
Total	$—	$389,536,247	$—	$389,536,247

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Value equals zero as of the end of the reporting period.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the

88	NUVEEN

Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NKG	NMY	NMS	NOM	NNC	NPV
Floating rate obligations: self-deposited Inverse Floaters	$3,245,000	$6,120,000	$—	$—	$—	$6,750,000
Floating rate obligations: externally-deposited Inverse Floaters	5,635,000	—	—	—	—	13,330,000
Total	$8,880,000	$6,120,000	$—	$—	$—	$20,080,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NKG	NMY	NMS	NOM	NNC	NPV
Average floating rate obligations outstanding	$3,245,000	$8,691,940	$—	$—	$—	$8,923,497
Average annual interest rate and fees	1.49%	1.46%	—%	—%	—%	1.39%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

NUVEEN	89

Notes to Financial Statements (Unaudited)(continued)

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NKG had outstanding borrowings under such liquidity facilities in the amount of $1,917,508, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NKG	NMY	NMS	NOM	NNC	NPV
Maximum exposure to Recourse Trusts: self-deposted Inverse Floaters	$—	$6,055,000	$—	$—	$—	$6,750,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—	—	—	13,330,000
Total	$—	$6,055,000	$—	$—	$—	$20,080,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs
NMS has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

90	NUVEEN

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NMS
	Six Months	Year
	Ended	Ended
	11/30/17	5/31/17*
Additional authorized common shares	500,000	500,000
Common shares sold	173,280	41,720
Offering proceeds, net of offering costs	$2,666,511	$675,818

*	Represents additional authorized shares for the period April 25, 2017 through May 31, 2017.

Costs incurred by the Fund in connection with its Shelf Offering were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable. were as follows:

	NMY		NMS
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/17	5/31/17	11/30/17	5/31/17
Common shares:
Sold through shelf offering	—	—	173,280	41,720
Issued to shareholders due to reinvestment of distributions	—	—	1,832	3,868
Repurchased and retired	(2,500)	—	—	—

Weighted average common share:
Premium to NAV per shelf offering share sold	—	—	5.02%	10.00%
Price per share repurchased and retired	$12.55	—	—	—
Discount per share repurchased and retired	13.27%	—	—	—

NOM
	Six Months	Year
	Ended	Ended
	11/30/17	5/31/17
Common shares:
Issued to shareholders due to reinvestment of distributions	1,814	3,448

Preferred Shares

MuniFund Preferred Shares
NOM has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.

The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

NUVEEN	91

Notes to Financial Statements (Unaudited) (continued)

The Fund will pay a remarketing fee on the aggregate principal amount of all MFP shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that Shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

NOM incurred offering costs of $195,000 in connection with its offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of its MFP Shares outstanding were as follows:

		Shares	Liquidation	Term
Fund	Series	Outstanding	Preference	Redemption Date	Mode
NOM	A	180	$18,000,000	October 1, 2047	VRM

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	NOM	*
Average liquidation preference of MFP Shares outstanding	$18,000,000
Annualized dividend rate	1.75%

*	For the period October 16, 2017 (first issuance of shares) through November 30, 2017.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

On October 16, 2017, NOM redeemed all of its outstanding Series 2018 VMTP Shares. The Fund’s VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of MFP Shares (as described above in MuniFund Preferred Shares).

92	NUVEEN

As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund was as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NKG	2019	820	$82,000,000
NMY	2019	1,970	$197,000,000
NMS	2019	528	$52,800,000
NNC	2019	1,540	$154,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NKG	2019	September 1, 2019	August 31, 2017
NMY	2019	August 1, 2019	June 30, 2017
NMS	2019	August 1, 2019	June 30, 2017
NNC	2019	August 1, 2019	June 30, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKG	NMY	NMS	NOM	*	NNC
Average liquidation preference of VMTP Shares outstanding	$82,000,000	$197,000,000	$52,800,000	$18,000,000		$154,000,000
Annualized dividend rate	1.78%	1.80%	1.80%	1.71%		1.80%

*	For the period June 1, 2017 through October 16, 2017.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with NOM’s redemption of VMTP Shares, the remaining deferred costs of $14,844, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

NUVEEN	93

Notes to Financial Statements (Unaudited)(continued)

As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NPV	1	1,280	$128,000,000	August 3, 2043

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.

The Fund’s Series 1 VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NPV
Average liquidation preference of VRDP Shares outstanding	$128,000,000
Annualized dividend rate	1.72%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in MFP shares for the Funds, where applicable, were as follows:

	Six Months Ended
	November 30, 2017
NOM	Series	Shares	Amount
MFP Shares issued	A	180	$18,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2017
NKG	Series	Shares	Amount
VMTP Shares issued	2019	820	$82,000,000
VMTP Shares exchanged	2017	(750)	$(75,000,000)
Net Increase (decrease)		70	$7,000,000

94	NUVEEN

	Year Ended
	May 31, 2017
NMY	Series	Shares	Amount
VMTP Shares issued	2019	1,970	$197,000,000
VMTP Shares exchanged	2017	(1,670)	$(167,000,000)
Net Increase (decrease)		300	$30,000,000

	Year Ended
	May 31, 2017
NMS	Series	Shares	Amount
VMTP Shares issued	2019	528	$52,800,000
VMTP Shares exchanged	2017	(441)	$(44,100,000)
Net Increase (decrease)		87	$8,700,000

	Six Months Ended
	November 30, 2017
NOM	Series	Shares	Amount
VMTP Shares redeemed	2018	(180)	$(18,000,000)

	Year Ended
	May 31, 2017
NNC	Series	Shares	Amount
VMTP Shares issued	2019	1,540	$154,000,000
VMTP Shares exchanged	2017	(1,250)	$(125,000,000)
Net Increase (decrease)		290	$29,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Purchases	$20,283,434	$51,457,171	$12,024,211	$5,402,101	$30,140,963	$32,165,574
Sales and maturities	19,663,057	58,373,550	8,381,807	6,991,959	23,813,080	40,347,456

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

NUVEEN	95

Notes to Financial Statements (Unaudited) (continued)

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2017.

	NKG	NMY	NMS	NOM	NNC	NPV
Tax cost of investments	$213,953,927	$506,123,669	$133,813,766	$45,619,698	$366,224,108	$363,516,460
Gross unrealized:
Appreciation	$9,226,810	$23,291,862	$5,980,776	$2,847,891	$20,029,955	$21,652,843
Depreciation	(1,447,557)	(2,217,287)	(465,403)	(143,165)	(1,450,885)	(2,383,078)
Net unrealized appreciation (depreciation) of investments	$7,779,253	$21,074,575	$5,515,373	$2,704,726	$18,579,070	$19,269,765

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, distribution reallocations and expiration of capital loss carryforwards resulted in reclassifications among the Funds’ components of common share net assets as of May 31, 2017, the Funds’ last tax year end, as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Paid-in-surplus	$(1,837,398)	$(431,490)	$(712,855)	$(117,402)	$(260,416)	$(213,120)
Undistributed (Over-distribution of) net investment income	190,783	198,115	260,286	39,501	258,862	(13,821)
Accumulated net realized gain (loss)	1,646,615	233,375	452,569	77,901	1,554	226,941

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2017, the Funds’ last tax year end, were as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Undistributed net tax-exempt income[1]	$493,733	$1,429,279	$392,427	$137,271	$522,295	$618,005
Undistributed net ordinary income[2]	522	168,930	45,261	1,291	594	110,611
Undistributed net long-term capital gains	—	—	—	—	17,627	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2017, paid on June 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2017, was designated for purposes of the dividends paid deduction as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Distributions from net tax-exempt income	$7,640,537	$18,211,923	$5,215,421	$1,924,618	$11,572,411	$12,037,552
Distributions from net ordinary income[2]	23,208	191,672	16,165	14,973	19,702	—
Distributions from net long-term capital gains	—	—	—	—	139,558	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2017, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NKG	NMY[3]	NMS	NOM	NPV
Expiration:
May 31, 2018	$1,329,548	$—	$—	$91,539	$—
May 31, 2019	48,370	—	—	—	—
Not subject to expiration	3,656,237	11,635,189	124,580	1,242,226	13,440,323
Total	$5,034,155	$11,635,189	$124,580	$1,333,765	$13,440,323

[3]	A portion of NMY’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended May 31, 2017, NMS utilized $408,113 of its capital loss carryforwards.

As of May 31, 2017, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	NKG	NMY	NMS	NOM
Expired capital loss carryforwards	$1,635,823	$172,377	$452,405	$77,824

96	NUVEEN

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

NNC
Post-October capital losses[4]	$1,074,702
Late-year ordinary losses[5]	—

[4]	Capital losses incurred from November 1, 2016 through May 31, 2017, the Funds’ last tax year end.
[5]	Ordinary losses incurred from January 1, 2017 through May 31, 2017 and/or specified losses incurred from November 1, 2016 through May 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2017, the complex-level fee for each Fund was 0.1595%.

NUVEEN	97

Notes to Financial Statements (Unaudited)(continued)

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NMY	NMS
Purchases	$663,589	$—
Sales	475,978	753,833

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

NMY
Maximum Outstanding Balance	$9,100,000

During the current fiscal period, and during the Fund’s utilization period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

NMY
Average daily balance outstanding	$7,403,836
Average annual interest rate	2.35%

During the current fiscal period, none of the remaining Funds utilized this facility.

Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or

98	NUVEEN

when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)
The FASB issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

NUVEEN	99

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares repurchased	—	2,500	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

100	NUVEEN

Glossary of Terms Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN	101

Glossary of Terms Used in this Report (continued)

■	S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Minnesota Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond North Carolina Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

102	NUVEEN

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	103

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-1117D 366875-INV-B-01/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Georgia Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: February 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: February 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 7, 2018